As filed with the Securities and Exchange Commission on February 22, 2007

1933 Act File No. 333-139962

1940 Act File No. 811-22003

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 1

Nuveen Core Equity Alpha Fund

Exact Name of Registrant as Specified in Declaration of Trust

333 West Wacker Drive, Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

Registrant’s Telephone Number, including Area Code

Jessica R. Droeger

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Stacy H. Winick	Eric F. Fess	Thomas A. Hale
Bell, Boyd & Lloyd LLP	Chapman and Cutler LLP	Skadden, Arps, Slate, Meagher & Flom LLP
1615 L Street, N.W., Suite 1200	111 W. Monroe	333 W. Wacker Dr.
Washington, DC 20036	Chicago, IL 60603	Chicago, IL 60606

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Shares, $0.01 par value	1,000 Shares	$20.00	$20,000	$2.14

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	$2.14 of which was previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	February 22, 2007

                     Shares

Nuveen Core Equity Alpha Fund

Common Shares

Investment objective and strategies.    The Fund is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide an attractive level of total return. The Fund seeks to achieve its investment objective primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500® Index (the “Index”) employing a proprietary mathematical process that seeks to produce risk-adjusted excess returns over the Index (commonly referred to as “alpha”) over extended periods of time with an equal or lesser amount of relative investment risk compared to the Index. In addition, to seek to enhance the Fund’s risk-adjusted returns through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the Index over extended periods of time, the Fund will, to a limited extent, write (sell) call options primarily on custom baskets of securities.

No prior history.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.

Adviser and Subadviser.    Nuveen Asset Management (“NAM”), the Fund’s investment adviser, will be responsible for managing the Fund’s overall strategy and operations, implementing the option strategy and overseeing the subadviser’s implementation of its investment process on behalf of the Fund. Enhanced Investment Technologies, LLC (“INTECH”), the Fund’s subadviser, will be responsible for investing the Fund’s managed assets invested in common stocks, subject to the oversight of NAM and the Fund’s Board of Trustees.

(continued on following page)

Investing in the Fund’s common shares involves certain risks that are described in the “Risks” section beginning on page 17.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public		Sales load(1)		Proceeds to Fund(2)
Per share		$20.00		$0.90		$19.10
Total	$		$		$
Total assuming full exercise of the over-allotment option	$		$		$

(footnotes on following page)

The underwriters expect to deliver the common shares to purchasers on or about                          , 2007.

UBS Investment Bank

Merrill Lynch & Co.

A.G. Edwards

Nuveen Investments

Banc of America Securities LLC	Janney Montgomery Scott LLC	Raymond James

RBC Capital Markets	Stifel Nicolaus	Wells Fargo Securities

Robert W. Baird & Co.	Crowell, Weedon & Co.	Ferris, Baker Watts
	Ryan Beck & Co.	Incorporated

(continued from previous page)

NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. Nuveen Investments was founded in 1898 and together with its affiliates had approximately $162 billion in assets under management as of December 31, 2006. INTECH specializes exclusively in providing highly disciplined, mathematical investment strategies designed to seek long term returns in excess of major large cap equity market benchmarks. INTECH has provided investment advisory services primarily to institutional investors, including pension funds and endowments since 1987, and had approximately $62 billion in assets under management as of December 31, 2006.

The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “JCE.”

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated             , 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 43 of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s prospects and, after it commences investment operations, its business, financial condition and results of operations, each may have changed since the date on the front of this prospectus. The Fund will amend this prospectus if there are any material changes to the information provided subsequent to the date of the prospectus and prior to completion of this offering.

Until                 , 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

(footnotes from table on previous page)

(1)	NAM (not the Fund) will pay UBS Securities LLC for services provided pursuant to a shareholder servicing agreement between UBS Securities LLC and NAM. In addition, NAM (not the Fund) may pay structuring fees or additional compensation to certain qualifying underwriters. None of these fees payable by NAM is included in estimated offering expenses discussed in footnote 2. The total compensation received by the Underwriters will not exceed 9.00% of the aggregate initial offering price of the common shares offered hereby. See “Underwriting.”
(2)	In addition to the sales load, the Fund will pay offering expenses of up to $0.04 per common share, estimated to total $ , which will reduce the “Proceeds to the Fund” (above). Nuveen Investments, LLC has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per common share.

ii

Certain provisions in the Declaration of Trust and By-laws	33
Repurchase of Fund shares; conversion to open-end fund	35
Tax matters	35
Underwriting	39
Custodian and transfer agent	42
Legal opinions	42
Table of contents for the Statement of Additional Information	43

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Prospectus summary

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information prior to making an investment in the Fund. See “Risks.”

THE FUND

Nuveen Core Equity Alpha Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

THE OFFERING

The Fund is offering          common shares of beneficial interest at $20.00 per share through a group of underwriters (the “underwriters”) led by UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc. and Nuveen Investments, LLC (“Nuveen”). The common shares of beneficial interest are called “Common Shares” in this prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the underwriters an option to purchase up to              additional Common Shares to cover over-allotments, if any. See “Underwriting.” Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share.

INVESTMENT STRATEGIES AND RATIONALE

The Fund will invest in a portfolio of common stocks selected by employing a proprietary mathematical process designed by the Fund’s subadviser, Enhanced Investment Technologies, LLC (“INTECH”), that seeks to provide, over time, risk-adjusted excess returns (“alpha”) above the S&P 500® Index (the “Index”) with an equal or lesser amount of relative investment risk. In constructing the Fund’s Equity Portfolio (as defined below under “Investment objective and policies—Equity Portfolio strategy”), INTECH will employ its Large Cap Core strategy, which it has used in client portfolios since July 2001. The Large Cap Core strategy targets alpha of 3% to 4% annually for the Equity Portfolio (as distinguished from the Fund), before deducting fees and expenses. Such fees and expenses, if taken into account, would lower returns. There is no assurance that the Equity Portfolio will attain returns in excess of the Index.

In addition, to seek to enhance the Fund’s risk-adjusted returns through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the Index (“beta”) over extended periods of time, the Fund will, to a limited extent, write (sell) call options primarily on custom baskets of securities (as defined below, the “Option Strategy”). Nuveen Asset Management (“NAM”), the Fund’s investment adviser, will be responsible for managing the Fund’s Option Strategy.

WHO MAY WANT TO INVEST

You should consider your own investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you are seeking:

➢	The opportunity for attractive, risk-adjusted total returns;

➢	Regular quarterly distributions;

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➢	Exposure to large capitalization stocks included in the Index;

➢	With respect to the Equity Portfolio, the potential for risk-adjusted excess returns over the Index (“alpha”); and

➢	Access to an experienced equity portfolio management team that has been managing institutional equity portfolios since 1987.

However, keep in mind that you will need to assume the risks associated with an investment in the Fund. See “Risks.”

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to provide an attractive level of total return. The Fund’s investment objective and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objective. See “The Fund’s investments” and “Risks.” The Fund seeks to achieve its investment objective primarily through long-term capital appreciation and secondarily through income and gains.

Equity Portfolio strategy

The Fund will invest its Managed Assets (as defined on page 4 of this prospectus) in a portfolio of common stocks from among the 500 stocks comprising the Index as selected by INTECH (the “Equity Portfolio”). INTECH will construct and manage the Equity Portfolio employing its proprietary mathematical process that seeks to produce risk-adjusted excess returns over the Index over extended periods of time with an equal or lesser amount of relative investment risk compared to the Index. Under normal market circumstances, the Fund generally expects to invest approximately 95% of its Managed Assets in the Equity Portfolio and that the Equity Portfolio will remain as fully invested as possible. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in the Equity Portfolio.

In constructing the Equity Portfolio, INTECH will employ its Large Cap Core strategy. The Large Cap Core strategy targets risk-adjusted excess returns for the Equity Portfolio (as distinguished from the Fund) over the Index of 3% to 4% annually, before deducting fees and expenses. Such fees and expenses, if taken into account, would lower returns. There is no assurance that the Equity Portfolio will attain returns in excess of the Index. See “Risks – Equity Portfolio strategy risks – Investment process risk.” INTECH’s mathematical process seeks to capitalize on the natural volatility of the market by searching for common stocks that have high relative volatility (providing the potential for risk-adjusted excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the Equity Portfolio in this manner and through regular rebalancing of the portfolio, INTECH’s mathematical process seeks to create an Equity Portfolio with potentially more efficient weightings than are typically present in the market capitalization weighted Index, thereby producing the opportunity for returns in excess of the Index, with an equal or lesser amount of relative risk, over time. INTECH’s process is based on mathematical principles and INTECH does not engage in fundamental research. Under normal market circumstances, the Equity Portfolio will consist of a diversified portfolio of 250 to 450 common stocks included in the Index.

For purposes of analyzing and comparing investment returns of a portfolio relative to the returns of a benchmark (in the case of the Fund, the Index), assuming the overall volatility of the portfolio returns relative to the benchmark (“beta”) is approximately equal to or less than the volatility of the benchmark returns, the total return of a portfolio that outperforms the benchmark may be described as consisting of the sum of (i) the market return measured by the benchmark and (ii) the risk-adjusted excess returns generated by the portfolio over the benchmark returns (“alpha”).

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The Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. It is not possible to invest directly in the Index. “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “S&P 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and the Fund has obtained the right to use such trademarks pursuant to a licensing agreement. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. The total return on the Equity Portfolio may be more or less than the total return of the Index.

Option Strategy

To seek to enhance the Fund’s risk-adjusted returns through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the Index over extended periods of time, the Fund will, to a limited extent, write (sell) call options primarily on custom baskets of securities (the “Option Strategy”). NAM will be responsible for managing the Fund’s Option Strategy. The call options written by the Fund will be collateralized by a portion of the Equity Portfolio. Under normal market circumstances, the notional value of the call options written by the Fund may be up to 50% of the value of the Fund’s Managed Assets. Initially, based on current market conditions, the notional value of the call options written by the Fund is expected to range from 30% to 50% of the value of the Equity Portfolio. The Option Strategy involves the sale of equity call options that seek to generate current gains that contribute to quarterly distributions and/or partially offset Equity Portfolio losses under certain market conditions.

The Fund expects to write call options primarily on custom baskets of securities that seek to track the return of the Index within parameters determined by NAM. A custom basket call option is an option whose value is linked to the market value of the portfolio of underlying securities. In designing the custom basket call options, NAM will seek to minimize the difference between the returns of the underlying stocks of the custom basket versus the Index (commonly referred to as a tracking error). The Fund may also write call options on stock indexes or exchange traded funds (commonly referred to as “ETFs”), when NAM believes such techniques are more efficient than writing custom basket call options and may add value.

NAM expects to manage a small number of short-term option positions with expirations generally of 30 to 60 days. Custom basket call options are over-the-counter (“OTC”) options and generally the contract settlement will be “European style,” meaning that the options only may be exercised on their expiration date. NAM generally will hold such option positions until expiration at which time NAM will roll the contract forward by entering into a new position. Most call options in the Option Strategy will be slightly “out-of-the-money” (i.e., the exercise price is above the current level of the cash value of the stocks underlying the custom basket call options), although call options also may be written that are “in-the-money” (i.e., the exercise price is below the current level of the cash value of the stocks underlying the custom basket call options) or “at-the-money” (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the stocks underlying the custom basket call options). To determine which options to utilize, NAM considers various market factors, such as current market levels and volatility, and option-specific factors (including, but not limited to, premium/cost, exercise price and scheduled expiration). NAM seeks to construct a portfolio of custom basket call options that is comprised of options with different strike prices and expiration dates.

By employing custom basket call options primarily (rather than options on indexes), NAM expects that it will be better able to limit the overlap between the underlying common stocks included in each custom basket and the Equity Portfolio to less than 70% on an ongoing basis. This will enable the Fund to avoid tax straddles, which require substantially greater accounting and administrative costs. See “The Fund’s investments.”

3

Other policies

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of this offering are being invested, NAM may deviate from the Fund’s investment guidelines discussed herein. In addition, upon NAM’s recommendation that a change would be in the best interests of the Fund and its shareholders, and subject to the approval by the Board of Trustees of the Fund and shareholder notification of material changes, NAM may deviate from the Fund’s investment guidelines discussed herein. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s investments.”

The Fund has no current intention of using financial leverage by issuing FundPreferred shares or incurring Borrowings, each as defined below, although the Fund may borrow up to approximately 7.5% of its Managed Assets for cash management purposes. The Fund’s net assets, including assets attributable to preferred shares of beneficial interest, if any (“FundPreferred TM” shares), that may be outstanding, and the principal amount of borrowing or commercial paper or notes issued, if any (“Borrowings”), are called “Managed Assets.”

INVESTMENT ADVISER AND SUBADVISER

NAM, the Fund’s investment adviser, will be responsible for managing the Fund’s overall strategy and operations, implementing the Option Strategy and overseeing INTECH’s management of the Equity Portfolio.

NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $162 billion of assets under management as of December 31, 2006. According to Thomson Financial, Nuveen is the leading sponsor of exchange-traded closed- end funds as measured by the number of funds (116) and the amount of fund assets under management (approximately $52 billion) as of December 31, 2006.

INTECH, the Fund’s subadviser, will be responsible for managing the Equity Portfolio, subject to the oversight of NAM and the Fund’s Board of Trustees. INTECH, a registered investment adviser, is an independently managed subsidiary of Janus Capital Group, Inc. INTECH has provided investment advisory services since 1987. As of December 31, 2006, INTECH had approximately $62 billion in assets under management. INTECH specializes exclusively in providing highly disciplined, mathematical investment strategies designed to seek long term returns in excess of target benchmarks. INTECH also serves as subadviser to three open-end mutual funds that employ the same Large Cap Core strategy used by the Fund in the Equity Portfolio.

The Fund will pay NAM an annual management fee, payable monthly, in a maximum amount equal to 0.950% of the Fund’s average daily Managed Assets. This maximum fee is equal to the sum of a “fund-level fee” and a “complex-level fee.” The fund-level fee is a maximum of 0.750% of the Fund’s average total daily Managed Assets, with lower fee levels for fund-level assets that exceed $500 million. NAM will pay a portion of that fee pursuant to a schedule to INTECH. The complex-level fee is a maximum of 0.20% of the Fund’s daily Managed Assets based on the daily Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S., with lower fee levels for complex-level assets that exceed $55 billion. Based on complex-level assets of approximately $71.6 billion as of December 31, 2006, the complex-level fee would be 0.1845% of the Fund’s Managed Assets and the total fee to NAM would be 0.9345% of Managed Assets (assuming Fund Managed Assets of $500 million or less). For more information on fees and expenses see “Management of the Fund.”

4

DISTRIBUTIONS

Commencing with the first distribution, the Fund will pay quarterly distributions to holders of Common Shares (“Common Shareholders”) stated in terms of a fixed cents per Common Share distribution rate that would be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing either unrealized capital gains or a return of your original investment. Quarterly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 90 days, from the completion of this offering, depending on market conditions.

The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. NAM, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying accrued dividends to FundPreferred shareholders, if any, and any interest and required principal payments on Borrowings, if any.

If, for any quarterly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year will include any remaining net investment income undistributed during the year and may include any remaining net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from quarter-to-quarter and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net assets to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.” See “Distributions” for additional information.

At the same time that it pays a quarterly distribution, the Fund will post on its website (www.nuveen.com/etf), and provide to Common Shareholders, a written notice of the estimated sources and tax characteristics of the Fund’s distributions on a year-to-date basis, in compliance with a federal securities law. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax matters,” at least annually, the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net

5

short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain.

Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions,” “Dividend Reinvestment Plan” and “Tax matters.” The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time.

LISTING

The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. See “Description of shares—Common Shares.” The trading or “ticker” symbol of the Common Shares is “JCE.” Because of this exchange listing, the Fund may sometimes be referred to in public communications as an “exchange-traded closed-end fund.”

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company will serve as the Fund’s custodian and transfer agent. See “Custodian and transfer agent.”

SPECIAL RISK CONSIDERATIONS

Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

No prior history

The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Investment and market risks

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See “Risks—Investment and market risks.”

Market discount from net asset value and expected reductions in net asset value

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share $19.10. Net asset value and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional 0.20% as a percentage of the offering price). The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

6

Equity Portfolio strategy risks

Common stock risk. The Fund will invest its Managed Assets in an Equity Portfolio consisting of common stocks included in the Index. Under normal market circumstances, the Fund expects to generally invest approximately 95% of its Managed Assets in the Equity Portfolio and that the Equity Portfolio will remain as fully invested as possible. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

Investment process risk. Because INTECH utilizes a proprietary mathematical process, there is a risk that INTECH, and thus the Equity Portfolio, will not achieve its targeted results over the Index. INTECH’s method of identifying common stocks with high volatility relative to the Index and low correlation to one another (moving essentially in opposite directions), may not result in a combination of stocks that will produce the expected results and therefore the Equity Portfolio may not outperform, and may underperform, the Index. In addition, the rebalancing technique employed by INTECH is likely to result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy, which higher expenses will reduce the Fund’s total return. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses compared to a “buy and hold” strategy for an investor in the Fund.

Option Strategy risks

As the seller of a call option, the Fund creates the potential for a liability to the extent the asset(s) underlying the option appreciates to a level above the strike price. Therefore, the Fund may not fully participate in any appreciation of the Equity Portfolio as would the Fund if it did not use the Option Strategy. As a result, the Fund’s performance may be lower than the actual aggregate performance of a portfolio consisting solely of the Equity Portfolio. In addition, the Fund will continue to bear the risk of declines in the value of the Equity Portfolio that serves as collateral for the written options. The extent of the Fund’s exposure to call option risk will vary depending on the degree to which call options are written. In addition, the value of any call options written by the Fund, which will be priced daily, will be affected by, among other things, changes in the value of the custom baskets or other assets underlying the options and the remaining time to the options’ expiration. Moreover, the returns of the Equity Portfolio may be less than the custom baskets of securities underlying the call options written by the Fund, and thus may not serve to hedge completely the Fund’s liabilities under such options. The extent of the Fund’s call option writing activity will depend on market conditions and an ongoing assessment by NAM of the attractiveness (from a risk/reward standpoint) of writing call options.

The Fund generally will sell call options in OTC transactions. To the extent call options are sold in OTC transactions, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. NAM may not be able to negotiate OTC options on custom baskets at times and at prices suitable to the Fund. To a lesser extent, the Fund may sell call options that are traded on major exchanges. The value of call options traded on exchanges can be adversely affected if the market for the options becomes less liquid or smaller. Exchanges may suspend trading of options in volatile markets, which may also adversely affect a counterparty’s willingness to enter into OTC transactions. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective.

7

Because the Fund intends to implement the Option Strategy, the Fund may incur certain fees and expenses that are not applicable to (and not reflected in the performance of) a portfolio consisting solely of common stocks, such as, among others, the transaction costs associated with writing the call options. Additionally, because the Option Strategy creates the potential for a liability to the extent the custom basket of securities appreciates to a level above the strike price, an investment in the Fund is not the same as an investment linked to the Index or the securities underlying the Index.

NAM may not be successful in designing custom baskets that track the Index within the specified parameters of the Option Strategy. As a result of the forgoing considerations, the Option Strategy may not enhance risk-adjusted returns or offset Equity Portfolio losses, if any.

Tax risk

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund’s income distributions may be classified as “qualified dividend income,” enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund’s income distributions that will be “qualified dividend income.” In addition, the Fund’s income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and future changes in tax laws and regulations. Due to tax considerations, the Fund intends to maintain an overlap of less than 70% between the stocks held in the Equity Portfolio and the stocks underlying the Fund’s call options. See “Risks—Tax risk.”

Market disruption risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

Anti-takeover provisions

The Fund’s Declaration of Trust (the “Declaration”) and its By-laws (the “By-laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain provisions in the Declaration of Trust and By-laws” and “Risks—Anti-takeover provisions.”

8

Summary of Fund expenses

The Annual Expenses table below shows Fund expenses as a percentage of net assets.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan fees	None (2)

Percentage of Net Assets
Annual Expenses
Management Fees:
Fund-Level Fees(3)	0.75%
Complex-Level Fees(3)	0.20%
Other Expenses(4)	0.12%
Interest Payments on Borrowings	—%

Total Annual Expenses	1.07%

(1)	Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share.
(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.
(3)	At the highest fee rate. Based on complex-level assets of $71.6 billion as of December 31, 2006, the complex-level fee would be 0.1845%. See “Management of the Fund—Investment management agreement.”
(4)	Estimated expenses based on the current fiscal year. Includes payment of a licensing fee for certain trademarks as described on page 3 of this prospectus. Expenses attributable to the Fund’s investments in other investment companies, including ETFs, if any, are currently estimated not to exceed 0.01% of net assets.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 12,500,000 Common Shares. If the Fund issues fewer Common Shares in this offering, estimated expenses could be higher as a percentage of net assets, which could adversely affect the Fund’s investment performance. See “Management of the Fund” and “Dividend Reinvestment Plan.”

The following example illustrates the expenses (including (i) the sales load of $45 and (ii) estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.07% of net assets and (2) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$57	$79	$103	$171

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

(1)	The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

9

The Fund

The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on January 9, 2007, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

Use of proceeds

The net proceeds of the offering of Common Shares will be approximately $         ($         if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs. Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objective and policies within approximately one month after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value would be subject to less fluctuation than would be the case at such time as the Fund is fully invested.

The Fund’s investments

INVESTMENT STRATEGIES AND RATIONALE

The Fund will invest in a portfolio of common stocks included in the S&P 500® Index (previously defined as the “Index”) by employing a proprietary mathematical process designed by INTECH that seeks to provide, over time, risk-adjusted excess returns above the Index (“alpha”) with an equal or lesser amount of relative investment risk. In constructing the Fund’s Equity Portfolio, INTECH will employ its Large Cap Core strategy, which it has used in client portfolios since July 2001. The Large Cap Core strategy targets alpha of 3% to 4% annually for the Equity Portfolio (as distinguished from the Fund), before deducting fees and expenses. Such fees and expenses, if taken into account, would lower returns with the strategy. There is no assurance that the Equity Portfolio will attain returns in excess of the Index. See “Risks–Equity Portfolio strategy risks–Investment process risk.”

In addition, to seek to enhance the Fund’s risk-adjusted returns through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the Index (“beta”) over extended periods of time, the Fund will, to a limited extent, employ the Option Strategy by writing (selling) call options. NAM will be responsible for managing the Fund’s Option Strategy.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to provide an attractive level of total return. The Fund seeks to achieve its investment objective primarily through long-term capital appreciation and secondarily through income and gains.

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The Fund’s investments

Equity Portfolio strategy

The Fund will invest its Managed Assets in a portfolio of common stocks from among the 500 stocks comprising the Index as selected by INTECH. INTECH will construct and manage the Equity Portfolio employing its proprietary mathematical process that seeks to produce risk-adjusted excess returns over the Index over extended periods of time with an equal or lesser amount of risk. The proprietary mathematical process is designed to construct and manage a portfolio of common stocks from among the 500 stocks comprising the Index, and seeks to generate risk-adjusted excess returns over time with a comparable or lesser level of investment risk as the Index over time. Under normal market circumstances, the Fund generally expects to invest approximately 95% of its Managed Assets in the Equity Portfolio and that the Equity Portfolio will remain as fully invested as possible. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in the Equity Portfolio.

In constructing the Equity Portfolio, INTECH will employ its Large Cap Core strategy. The Large Cap Core strategy targets risk-adjusted excess returns for the Equity Portfolio (as distinguished from the Fund) over the Index of 3% to 4% annually, before deducting fees and expenses. Such fees and expenses, if taken into account, would lower returns. There is no assurance that the Equity Portfolio will attain returns in excess of the Index. See “Risks–Equity Portfolio strategy risks–Investment process risk.” INTECH’s mathematical process seeks to capitalize on the natural volatility of the market by searching for common stocks that have high relative volatility (providing the potential for risk-adjusted excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the Equity Portfolio in this manner and through regular rebalancing of the portfolio, INTECH’s mathematical process seeks to create an Equity Portfolio with potentially more efficient weightings than are typically present in the market capitalization weighted Index, thereby producing the opportunity for returns in excess of the Index, with an equal or lesser amount of relative risk, over time. INTECH’s process is based on mathematical principles and INTECH does not engage in fundamental research. Under normal market circumstances, the Equity Portfolio will consist of a diversified portfolio of 250 to 450 common stocks included in the Index.

“Alpha” represents the amount of return that an investment portfolio produces over a given period that exceeds the return that would be expected for the amount of overall risk assumed by the portfolio. A positive alpha suggests that the investment manager has added value over and above the value inherent in the market for the given level of risk.

“Beta” represents the sensitivity of a specific portfolio’s rate of return over a given period to the rate of return of the market as a whole. A portfolio with a beta of 1.0 will tend to have returns that vary in line with the market. A portfolio with a beta of 0.5 will tend to participate in broad market moves only half as much as the market overall, while one with a beta of 2.0 will tend to benefit or suffer from broad market moves twice as much as the market overall.

For purposes of analyzing and comparing investment returns of a portfolio relative to the returns of a benchmark (in the case of the Fund, the Index), assuming a portfolio with a beta less than or equal to 1.0, the total return of a portfolio that outperforms the benchmark may be described as consisting of the sum of (i) the market return measured by the benchmark and (ii) alpha.

Option Strategy

NAM will be responsible for managing the Fund’s Option Strategy. To seek to enhance the Fund’s risk-adjusted returns through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the Index over extended periods of time, the Fund will, to a limited extent, write (sell) call

11

The Fund’s investments

options primarily on custom baskets of securities. The call options written by the Fund will be collateralized by a portion of the Equity Portfolio. Under normal market circumstances, the notional value of the call options written by the Fund may be up to 50% of the Fund’s Managed Assets. Initially, based on current market conditions, the notional value of the call options written by the Fund is expected to range from 30% to 50% of the value of the Equity Portfolio. The Option Strategy involves the sale of equity call options that seek to generate current gains that contribute to quarterly distributions and/or partially offset Equity Portfolio losses under certain market conditions.

The Fund expects to write call options primarily on custom baskets of securities that seek to track the return of the Index within parameters determined by NAM. A custom basket call option is an option whose value is linked to the market value of the portfolio of underlying securities. In designing the custom basket call options, NAM will seek to minimize the difference between the returns of the underlying stocks of the custom basket versus the Index (commonly referred to as a tracking error). The Fund may also write call options on stock indexes or ETFs when NAM believes such techniques are more efficient than writing custom basket call options and may add value.

NAM expects to manage a small number of short-term option positions with expirations generally of 30 to 60 days. Custom basket call options are OTC options and generally the contract settlement will be “European style,” meaning that the options only may be exercised on their expiration date. NAM generally will hold such option positions until expiration at which time NAM will roll the contract forward by entering into a new position. Most call options in the Option Strategy will be slightly “out-of-the-money” (i.e., the exercise price is above the current level of the cash value of the stocks underlying the custom basket call options), although call options also may be written that are “in-the-money” (i.e., the exercise price is below the current level of the cash value of the stocks underlying the custom basket call options) or “at-the-money” (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the stocks underlying the custom basket call options). To determine which options to utilize, NAM considers various market factors, such as current market levels and volatility, and option-specific factors (including, but not limited to, premium/cost, exercise price and scheduled expiration). NAM seeks to construct a portfolio of custom basket call options that is comprised of options with different strike prices and expiration dates.

By employing custom basket call options primarily (rather than options on indexes), NAM expects that it will be better able to limit the overlap between the underlying common stocks included in each custom basket and the Equity Portfolio to less than 70% on an ongoing basis. This will enable the Fund to avoid tax straddles, which require substantially greater accounting and administrative costs.

The Fund’s policy of investing at least 80% of its Managed Assets in the Equity Portfolio under normal market circumstances is not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, this policy may only be changed by the Fund’s Board following the provision of 60 days’ prior written notice to Common Shareholders.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common Shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a “majority of the outstanding” FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Description of shares—FundPreferred Shares—Voting rights” and the Statement of Additional Information under “Description of Shares—FundPreferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of FundPreferred shares. See also “Management of the Fund.”

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The Fund’s investments

OVERALL FUND MANAGEMENT

NAM is the Fund’s investment adviser, managing the Fund’s overall strategy and operations, implementing the Option Strategy and overseeing INTECH’s implementation of its investment process on behalf of the Fund. This oversight will include ongoing evaluation of INTECH’s investment performance, quality of investment process and personnel, compliance with Fund regulatory guidelines, trade allocation and execution and other factors.

INTECH’S INVESTMENT PHILOSOPHY AND PROCESS

INTECH’s active, mathematical portfolio strategies are based upon research conducted by founder and Chief Investment Officer, Dr. Robert Fernholz, and first published in his 1982 paper, “Stochastic Portfolio Theory and Stock Market Equilibrium.” These proprietary strategies attempt to capitalize on the random nature of stock price movement in the market regardless of the valuations of specific stocks and trends in the overall equity markets.

INTECH systematically evaluates the relative volatility of stocks within a universe defined by a reference index (in this case, the Index). The process, which INTECH refers to as volatility capture, selects target weights for stocks based on volatility and correlation characteristics attempting to combine stocks in a manner that will produce long term returns in excess of the benchmark index with a level of risk that is less than or equal to the benchmark. The general criterion of the mathematical model is to select the combination of stocks with high volatility relative to the index and low correlation to each other in an effort to produce both risk-adjusted excess returns and style consistency. The process determines the weightings for equity securities held in the portfolio, and by utilizing a specific mathematical investment process, continually updates the target weights and rebalances the portfolio in order to attempt to create an Equity Portfolio with potentially more efficient weightings than are typically present in the market capitalization weighted Index.

The goal of the investment process is to construct potentially more efficient portfolios in an effort to improve risk-adjusted returns. All of the research performed by INTECH is mathematical in nature as opposed to fundamental or quantitative. INTECH does not manage portfolios based on value or growth premises, by exploiting inefficiencies in the market or by attempting to predict trends or potential stock appreciation. In managing the Equity Portfolio, INTECH will employ its Large Cap Core strategy which it has employed in client portfolios since July 31, 2001.

INTECH believes that mathematical, risk-controlled stock selection and portfolio management processes based on an analysis of relative stock price volatility and correlation can add value because the process:

➢	is precise, leading to quantifiable and manageable relative risk;

➢	is designed to achieve a potentially more efficient portfolio than the Index;

➢	utilizes state of the art technology and techniques;

➢	results in a highly diversified, fully invested portfolio that attempts to limit individual company risk;

➢	benefits from one of the longest continuous track records among mathematically-based investment managers;

➢	utilizes an efficient stock-trading platform that is focused on reducing costs; and

➢	is managed by a team of Ph.D.s and investment professionals that continually refine and enhance the process.

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The Fund’s investments

Portfolio construction

The Large Cap Core strategy investment process begins with designating the investments universe, which for the Fund’s investments include all common stocks in the Index. INTECH then runs a bankruptcy and liquidity screen, which is expected to exclude approximately 2% or less of the market capitalization of the common stocks within the Index. The next step of portfolio construction involves quantification and analysis of the historical relative volatility and correlation data for the remaining pool of stocks. Portfolio construction also includes incorporating target risk-adjusted excess returns and risk control constraints with respect to diversification and exposure limits for each stock. The next step in portfolio construction is the optimization process, which identifies target weights for stocks designed to produce a targeted risk-adjusted excess return with a minimum amount of tracking error.

Portfolio rebalancing

Once the initial target weights are determined and the portfolio is constructed and invested INTECH begins its rigorous ongoing management process. The portfolio is re-optimized weekly and the stocks are rebalanced to new target weights every six business days. The resulting portfolio is estimated to contain between 250 and 450 stocks with a maximum concentration per stock of approximately 2.5% plus the weight of the stock in the Index at the time of purchase. The turnover in the portfolio (measured in terms of total dollar volume of stock trading) is estimated to range between 80% and 120% per year.

Risk control measures

INTECH analyzes risk using a variety of internal measures. INTECH measures risk using “tracking error” and “information ratio.” Tracking error is measured as the standard deviation (a statistical measure of the extent to which returns of a portfolio vary from its average) of the risk-adjusted excess returns of a portfolio relative to the Index. The information ratio is the ratio of relative return to relative risk (tracking error) that measures the consistency with which a manager outperforms a benchmark on a risk-adjusted basis. INTECH’s investment process is built to attempt to generate high information ratio portfolios. INTECH attempts to achieve a targeted level of risk-adjusted excess return while controlling tracking error. The optimization process attempts to manage the level of risk by minimizing tracking error of the portfolio within a risk-adjusted excess return target given certain parameters. The market risk of the Equity Portfolio is also constrained to be less than or equal to the market risk of the Index. All of these constraints attempt to control the relative risk of the strategy to the Index.

NAM’S INVESTMENT PHILOSOPHY AND PROCESS

With respect to the Option Strategy, NAM will construct custom basket call options using optimization software to select custom baskets of securities that are designed to track the returns of the Index. NAM will limit the overlap between the underlying common stocks included in each custom basket and the Equity Portfolio to less than 70% on an ongoing basis. This will enable the Fund to avoid tax straddles, which require substantially greater accounting and administrative costs. NAM’s goal is to construct custom basket call options with tracking errors to the Index ranging from 2% to 5%. Since the custom basket call options written by the Fund will be OTC options, NAM will evaluate competitive quotes from three to five different counterparties before initiating a trade to seek best execution.

Initially, based on current market conditions, the notional value of the custom basket call options sold is expected to range from 30% to 50% of the value of the Equity Portfolio. Typically, decisions regarding the aggregate level of call option writing will depend upon several factors, including, among others, the Fund’s target beta, the relative value of the custom basket call options and the overall volatility of the equity markets.

NAM intends to establish on behalf of the Fund a bank line of credit in the approximate amount of 7.5% of Managed Assets for cash management purposes that will be available to provide the Fund with

14

The Fund’s investments

additional short-term liquidity. The bank line of credit will be used when necessary and appropriate to enable the Equity Portfolio to remain as fully invested as possible.

PORTFOLIO COMPOSITION AND OTHER INFORMATION

The Fund’s portfolio will be composed principally of the following investments. More detailed information about certain of the Fund’s portfolio investments are contained in the Statement of Additional Information.

Common stocks

Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Call options

The Fund will implement the Option Strategy by writing (selling) call options primarily on custom baskets of securities that seek to track the return of the Index. The call options written by the Fund will be collateralized by a portion of the Equity Portfolio. A custom basket call option is an option whose value is linked to the market value of the portfolio of securities underlying the call option. The Fund also may write call options on stock indexes or ETFs when NAM believes such techniques are more efficient than by writing custom basket call options and may add value. As the seller of a call option, the Fund creates the potential for a liability to the extent the asset(s) underlying the option appreciates to a level above the strike price. In addition, the Fund will continue to bear the risk of declines in the value of the Equity Portfolio that serves as collateral for the written options.

Custom basket call options are OTC options and generally the contract settlement will be “European style,” meaning that the options only may be exercised on their expiration date. NAM generally will hold such options positions until expiration at which time NAM will roll the contract forward by entering into a new position. The premium, the exercise price and the market value of the basket or security underlying the option at expiration or contract termination determine the gain or loss realized by the Fund as the seller of the call option.

Temporary defensive position; hedging; other investments

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of this offering are being invested, NAM may deviate from the Fund’s investment guidelines discussed herein. In addition, upon NAM’s recommendation that a change would be in the best interests of the Fund and its shareholders, and subject to the approval by the Board of Trustees of the Fund and shareholder notification of material changes, NAM may deviate from the Fund’s investment guidelines discussed herein by implementing a hedging strategy using derivatives and other instruments, including options, futures contracts, index futures and total return swaps. See the Statement of Additional Information for more information.

The Fund may invest in other securities as described below:

Exchange-traded funds (ETFs).    The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc.

15

The Fund’s investments

(“NASDAQ”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. See also “—Other investment companies.”

Stock futures and forward contracts.    Stock futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions. The Fund has no current intention to invest in stock futures and forward contracts.

Total return swaps.    The Fund may invest in total return swaps for hedging purposes. The Fund will enter into swap agreements only with counterparts that meet certain standards of creditworthiness. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and the floating LIBOR (London Interbank Offered Rate) rate. The Fund usually will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. The Fund has no current intention to invest in total return swaps.

Repurchase agreements.    The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The Fund has no current intention to invest in repurchase agreements.

Illiquid securities

The Fund may invest in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). The Fund’s Equity Portfolio will be invested in liquid equity securities selected from the Index. However, certain OTC options that the Fund may sell may be deemed to be illiquid. For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.

When-issued and delayed delivery transactions

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction

16

The Fund’s investments

may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Other investment companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly and that have a similar investment objective and strategy. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. See also “—Temporary defensive position; hedging; other investments—Exchange-traded funds (ETFs).”

Portfolio turnover

The rebalancing technique employed by INTECH is likely to result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. It is expected that the annual turnover rate will be in the range of 80%-120% as a result of regular rebalancing. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” on page 9 of this prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to shareholders, will be taxable as ordinary income. See “Tax matters.”

Risks

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

NO PRIOR HISTORY

The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

17

Risks

INVESTMENT AND MARKET RISKS

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

MARKET DISCOUNT FROM NET ASSET VALUE AND EXPECTED REDUCTIONS IN NET ASSET VALUE

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share $19.10. Net asset value and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional 0.20% as a percentage of the offering price). The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

EQUITY PORTFOLIO STRATEGY RISKS

Common stock risk

The Fund will invest its Managed Assets in an Equity Portfolio consisting of common stocks included in the Index. Under normal market circumstances, the Fund expects to generally invest approximately 95% of its Managed Assets in the Equity Portfolio and that the Equity Portfolio will remain as fully invested as possible. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

Investment process risk

Because INTECH utilizes a proprietary mathematical process, there is a risk that INTECH, and thus the Equity Portfolio, will not achieve its targeted results over the Index. INTECH’s method of identifying common stocks with high volatility relative to the Index and low correlation to one another (moving essentially in opposite directions), may not result in a combination of stocks that will produce the expected results and therefore the Equity Portfolio may not outperform, and may underperform, the Index. In addition, the rebalancing technique employed by INTECH is likely to result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy, which higher expenses will reduce the Fund’s total return. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses compared to a “buy and hold” strategy for an investor in the Fund.

18

Risks

Dividend income risk

A portion of the net investment income paid by the Fund to its Common Shareholders is derived from dividends it receives from the common stocks held in the Equity Portfolio. Dividends paid on securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed, but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in “Tax matters,” “qualified dividend income” received by the Fund will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning before January 1, 2011. Higher tax rates will apply to dividend income beginning in 2011, unless further legislative action is taken by Congress. There is no assurance as to what portion of the Fund’s distributions will constitute qualified dividend income. See “Tax matters.”

OPTION STRATEGY RISKS

Call option risks

As the seller of a call option, the Fund creates the potential for a liability to the extent the asset(s) underlying the option appreciates to a level above the strike price. Therefore, the Fund may not fully participate in any appreciation of the Equity Portfolio as would the Fund if it did not use the Option Strategy. As a result, the Fund’s performance may be lower than the actual aggregate performance of a portfolio consisting solely of the Equity Portfolio. In addition, the Fund will continue to bear the risk of declines in the value of the Equity Portfolio that serves as collateral for the written options. The extent of the Fund’s exposure to call option risk will vary depending on the degree to which call options are written. In addition, the value of any call options written by the Fund, which will be priced daily, will be affected by, among other things, changes in the value of the custom baskets or other assets underlying the options and the remaining time to the options’ expiration. Moreover, the returns of the Equity Portfolio may be less than the custom basket of securities underlying the call options written by the Fund, and thus may not serve to hedge completely the Fund’s liabilities under such options. The extent of the Fund’s call option writing activity will depend on market conditions and an ongoing assessment by NAM of the attractiveness (from a risk/reward standpoint) of writing call options.

The Fund generally will sell call options in OTC transactions. To the extent call options are sold in OTC transactions, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. NAM may not be able to negotiate OTC options on custom baskets at times and at prices suitable to the Fund. To a lesser extent, the Fund may sell call options that are traded on major exchanges. The value of call options traded on exchanges can be adversely affected if the market for the options becomes less liquid or smaller. Exchanges may suspend trading of options in volatile markets, which may also adversely affect a counterparty’s willingness to enter into OTC transactions. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective.

Because the Fund intends to implement the Option Strategy, the Fund may incur certain fees and expenses that are not applicable to (and not reflected in the performance of) a portfolio consisting solely of common stocks, such as, among others, the transaction costs associated with writing the call options. Additionally, because the Option Strategy creates the potential for a liability to the extent the custom basket of securities appreciates to a level above the strike price, an investment in the Fund is not the same as an investment linked to the Index or the securities underlying the Index.

19

Risks

NAM may not be successful in designing custom baskets that track the Index within the specified parameters of the Option Strategy. As a result of the foregoing considerations, the Option Strategy may not enhance risk-adjusted returns or offset Equity Portfolio losses, if any.

Option cash flow risk

The total return expected to be generated by the Fund will be derived in part from the net income option cash flows it receives from selling call options. Option cash flow can vary widely over the short-term and long-term and can affected by changes in interest rates.

TAX RISK

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund’s income distributions may be classified as “qualified dividend income,” enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund’s income distributions that will be “qualified dividend income.” In addition, the Fund’s income distributions that qualify for favorable tax treatment may be affected by IRS interpretations of the Code and Treasury Regulations promulgated thereunder and future changes in tax laws and regulations. If positions held by the Fund were treated as “straddles” for U.S. federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. In addition, gain or loss on positions in a straddle is subject to special (and generally disadvantageous) rules. The Fund currently intends to manage its Option Strategy generally in order to avoid being subject to the “straddle rules” under U.S. federal income tax law. The Fund expects that positions held under this strategy will not be considered straddles because the Equity Portfolio will not have substantial overlap with the stocks underlying the custom basket call options. Accordingly, based on current law, the Fund intends to maintain an overlap of less than 70% between the stocks held in the Equity Portfolio and the stocks underlying the Fund’s call options. Under certain circumstances, however, the Fund may enter into option transactions or certain other investments that may constitute positions in a straddle.

HEDGING RISKS

The Fund may use derivatives or other instruments for purposes of hedging the Equity Portfolio against declining equity markets. There may be an imperfect correlation between the Equity Portfolio’s holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable hedging transaction or expose the Fund to risk of loss. Further, the Fund’s use of derivatives or other instruments to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in the relationships of such hedging instruments to the Equity Portfolio or other

20

Risks

factors. No assurance can be given that NAM’s judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged the Equity Portfolio. In addition, no assurance can be given that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so.

LEVERAGE RISK

Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of FundPreferred shares and Borrowings in an amount determined by the Fund’s Board of Trustees in accordance with the 1940 Act. The Fund also may borrow up to approximately 7.5% of its Managed Assets for cash management purposes. The Fund will not issue FundPreferred shares for at least two years following this offering. In the event that the Fund determines in the future to use leverage through the issuance of FundPreferred shares or Borrowings, there can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in dividend rates on FundPreferred shares or fluctuations in the costs of Borrowings may affect the return to Common Shareholders. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any FundPreferred shares and Borrowings, which will result in a reduction of the net asset value of the Common Shares if the Fund utilizes leverage. In addition, the fee paid to NAM will be calculated based on the Fund’s average daily Managed Assets (including assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings). There is a risk of greater decline in net asset value if leverage is employed.

BORROWING RISKS

The Fund may borrow up to approximately 7.5% of its Managed Assets from banks pursuant to a line of credit in order to meet liquidity needs. In addition to the risks of Borrowings described under “—Leverage risk,” the costs associated with such borrowings may reduce the Fund’s returns.

INADEQUATE RETURN

Distributions paid by the Fund to its Common Shareholders are derived in part from realized capital gains and dividends from the Fund’s investments in equity securities and total returns generated from the Fund’s other investment techniques. The total return generated by the Fund’s investments can vary widely over the short-term and long-term. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund.

ILLIQUID SECURITIES RISKS

Certain OTC options that the Fund may sell may be deemed to be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

21

Risks

REPURCHASE AGREEMENT RISKS

With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

MARKET DISRUPTION RISKS

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

INFLATION RISKS

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

DEFLATION RISKS

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

CERTAIN AFFILIATIONS

Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM and INTECH, and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and to take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also “Management of the Fund—Investment Adviser and Subadviser.”

ANTI-TAKEOVER PROVISIONS

The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain provisions in the Declaration of Trust and By-laws.”

22

Management of the Fund

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the Fund’s management, including supervision of the duties performed by NAM and INTECH. The names and business addresses of the Fund’s trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

INVESTMENT ADVISER AND SUBADVISER

NAM

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. NAM is responsible for managing the Fund’s overall strategy and operations, implementing the Option Strategy and overseeing INTECH’s management of the Equity Portfolio. NAM also is responsible for the on-going monitoring of INTECH, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. Founded in 1898, Nuveen Investments and its affiliates had approximately $162 billion of assets under management as of December 31, 2006. Nuveen Investments is a publicly-traded company. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the Common Shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on behalf of the Fund.

Rob A. Guttschow, CFA, is a Managing Director and Derivative Overlay Manager at NAM since May 2004. Mr. Guttschow received his B.S. and his M.B.A. from the University of Illinois at Urbana/Champaign and is a member of the CFA Society of Chicago. He is responsible for developing and implementing derivatives-based hedging strategies for NAM. Prior to joining NAM, Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management (“LCM”). While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. He has served as a member of the TRIAD group for the CFA Society of Chicago.

John A. Gambla, CFA, FRM, is a Vice President, Senior Quantitative Portfolio Manager at NAM, since February 2007, responsible for designing and managing equity and alternative investment portfolios. Mr. Gambla received his B.A. and his B.S. from the University of Illinois at Urbana/Champaign. He received his M.B.A. from the University of Chicago and is a member of the CFA Society of Chicago. Prior to his current position, Mr. Gambla was a Senior Trader and Quantitative Specialist for NAM (since 2003), and a portfolio manager for Nuveen’s closed-end fund managed account. Mr. Gambla joined Nuveen in 1992 as an Assistant Portfolio Manager.

INTECH

INTECH, Harbour Financial Center, 2401 PGA Blvd., Suite 100, Palm Beach Gardens, Florida 33410, is the Fund’s subadviser responsible for managing the Fund’s Equity Portfolio, subject to the oversight of NAM and the Fund’s Board of Trustees.

Founded in 1987, INTECH specializes exclusively in providing highly disciplined, mathematical investment strategies designed to seek long term returns in excess of target benchmarks, such as the

23

Management of the Fund

Index. Their proprietary approach to managing large cap stock portfolios reflects their belief that mathematical, risk controlled stock selection and ongoing portfolio management (focused on the analysis of stock price volatility) can systematically generate “alpha” for investors–risk-adjusted excess return relative to specified benchmarks over time with lower levels of risk.

INTECH, a registered investment adviser, is an independently managed subsidiary of Janus Capital Group, Inc. As of December 31, 2006, INTECH had approximately $62 billion in assets under management, having grown at a compounded annual growth rate of 10.9% over the past five years from $5.7 billion in assets under management as of December 31, 2001. Most of the firm’s clients are institutional investors, primarily pension funds and endowments. INTECH serves as subadviser for three mutual funds that employ the same Large Cap Core Strategy used by the Fund in the Equity Portfolio, with approximately $680 million in assets, as of December 31, 2006. The firm is headquartered in Palm Beach Gardens, Florida and maintains a research facility in Princeton, New Jersey.

A team of investment professionals led by Dr. Robert Fernholz, and including Dr. Cary Maguire, David Hurley and Joseph Runnels, work together to implement the mathematical portfolio management process. No one person on the investment team is primarily responsible for implementing INTECH’s investment strategies.

E. Robert Fernholz, Ph.D., is Chief Investment Officer of INTECH since January 1991. He joined INTECH in 1987. Dr. Fernholz received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. In 1982, Dr. Fernholz published a paper titled “Stochastic Portfolio Theory and Stock Market Equilibrium,” which became the basis for INTECH’s portfolio process. Dr. Fernholz has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz speaks extensively around the globe regarding his work in the field of mathematical finance and his research continues to advance new and innovative ideas. Dr. Fernholz published a monograph in April 2002 titled “Stochastic Portfolio Theory,” which details the applications of stochastic calculus to portfolio theory and management.

Cary Maguire, Ph.D., is Senior Investment Officer at INTECH since August 2002. He joined INTECH’s portfolio management team in 1991 and was previously Director of Research from January 1995 to July 2002. Dr. Maguire received his Ph.D. in Physics from Princeton University and an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music and has received several academic honors at both Stanford and Princeton.

David E. Hurley, CFA, is Executive Vice President and Chief Operating Officer of INTECH since March 2002. He joined INTECH’s portfolio management team in 1988 and was previously INTECH’s Chief Compliance Officer from January 1996 to February 2003. Mr. Hurley received his B.S. in Engineering from the United States Military Academy. Mr. Hurley has held positions with The Prudential involving investment product development and marketing, client relations and service, computer systems development, and equity portfolio management. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective.

Joseph Runnels, CFA, is Vice President, Portfolio Management at INTECH since March 2003. He joined INTECH’s portfolio management team in 1998 and was previously Director of Trading and Operations from January 1999 to March 2003. Mr. Runnels received a B.S. in Business Administration from Murray State University. Mr. Runnels joined INTECH from QED Information Systems, a software development company providing portfolio management and investment accounting systems. Mr. Runnels spent six

24

Management of the Fund

years prior to that in portfolio management for the Tennessee Consolidated Retirement System with their fixed income investment division.

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information are provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-level fee

The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $500 million	0.750%
$500 million to $1 billion	0.725%
$1 billion to $1.5 billion	0.700%
$1.5 billion to $2 billion	0.675%
$2 billion and over	0.650%

Complex-level fee

The complex-level fee shall be applied according to the following schedule:

Complex-Level Daily Managed Assets(1)	Total Complex-Level Assets	Complex-Level Marginal Rate	Effective Complex-Level Fee Rate
First $55 billion	$55 billion	0.2000%	0.2000%
Next $1 billion	$56 billion	0.1800%	0.1996%
Next $1 billion	$57 billion	0.1600%	0.1989%
Next $3 billion	$60 billion	0.1425%	0.1961%
Next $3 billion	$63 billion	0.1325%	0.1931%
Next $3 billion	$66 billion	0.1250%	0.1900%
Next $5 billion	$71 billion	0.1200%	0.1851%
Next $5 billion	$76 billion	0.1175%	0.1806%
Next $15 billion	$91 billion	0.1150%	0.1698%

(1)	With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S. Complex-level Managed Assets were approximately $71.6 billion as of December 31, 2006.

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Management of the Fund

Pursuant to an investment subadvisory agreement between NAM and INTECH, INTECH will receive from NAM a management fee based on the Fund’s average daily Managed Assets managed by INTECH, payable on a monthly basis:

Average Daily Managed Assets	Management Fee Rate
Up to $100 million	0.400%
$100 million to $250 million	0.325%
$250 million to $500 million	0.275%
$500 million to $1 billion	0.250%
Over $1 billion	0.200%

In addition to NAM’s management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent registered public accounting firm, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment distributions to shareholders.

The basis for the Board of Trustee’s initial approval of the Fund’s investment management agreement and the investment sub-advisory agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment management agreements and the investment sub-advisory agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

REGULATORY AND OTHER MATTERS

Over the past few years, the Securities and Exchange Commission, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the Securities and Exchange Commission, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares or the ability of NAM to perform its duties under the investment management agreement with the Fund.

Over the past few years, INTECH has also received information requests from the Securities and Exchange Commission and other governmental agencies in connection with certain inquiries. INTECH has complied with these requests. Except as described below, no proceedings have been brought against INTECH and INTECH has no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. In September 2005, the Philadelphia District Office of the Securities and Exchange Commission initiated an examination sweep to examine

26

Management of the Fund

Rule 206(4)6 under the Investment Advisers Act of 1940, as amended, which regulates proxy voting by registered investment advisers. Subsequently, the staff of the Securities and Exchange Commission has advised INTECH that, in its opinion, INTECH did not adequately disclose potential conflicts of interest regarding INTECH’s use of Institutional Shareholder Services Proxy Voting Services Guidelines (“ISSPVS” now known as the TaftHartley Guidelines) during the period from August 2003 to December 2005. INTECH expects to resolve this matter in a mutually satisfactory manner, although the final outcome cannot be predicted at this time. INTECH believes that resolution of this matter will not have any impact on INTECH’s business or its ability to perform advisory services for the Fund. Due to the existing regulatory climate, INTECH may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future.

Net asset value

The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, long positions are valued at the last available bid price and short positions are valued at the last available ask price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic exchanges or admitted to trading on NASDAQ national list are valued in a like manner except that NASDAQ national list securities are valued using the NASDAQ official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Generally, readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by INTECH to be OTC, but excluding securities admitted to trading on the NASDAQ national list, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Trustees deems appropriate to reflect their fair market value. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also OTC, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee, may determine the fair value for the security.

27

Net asset value

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund’s shares are determined at such times.

If the Fund invests in corporate loans or other debt securities, the Fund may use an independent pricing service to value most senior loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value senior loans or other debt securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value.

Securities that are fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

Distributions

Commencing with the first distribution, the Fund will pay quarterly distributions stated in terms of a fixed cents per Common Share distribution rate that will be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing either unrealized capital gains or a return of your original investment. Quarterly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 90 days, from the completion of this offering, depending on market conditions.

The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. NAM, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying accrued dividends to FundPreferred shareholders, if any, and interest and required principal payments on Borrowings, if any. The distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of the Fund’s equity investments compared to fixed-income investments, but they prefer a consistent level of cash distributions be available each quarter for reinvestment or for other purposes of their choosing.

28

Distributions

If, for any quarterly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year will include any remaining net investment income undistributed during the year and may include any remaining net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from quarter-to-quarter and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net assets to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

At the same time that it pays a quarterly distribution, the Fund will post on its website (www.nuveen.com/etf), and provide to Common Shareholders, a written notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the Funds’ distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax matters,” at least annually, the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) after making interest and required principal payments on Borrowings or paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with

29

Distributions

retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. The distributions paid by the Fund should not be viewed solely as “income.”

Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time.

Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”) your distributions, including any capital gain distributions, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent. The tax consequences of a distribution are the same regardless of whether such distribution is reinvested or received in cash. See “Tax matters” below.

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if the Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per Common Share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

30

Dividend Reinvestment Plan

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Description of shares

COMMON SHARES

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, and Borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain provisions in the Declaration of Trust and By-laws,” non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. Whenever the Fund incurs Borrowings and/or issues FundPreferred shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such Borrowings has been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions. See “—FundPreferred Shares” below.

The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share $19.10. Net asset value and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional 0.20% as a percentage of the

31

Description of shares

offering price). Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share. See “Use of proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under “Repurchase of Fund shares; conversion to open-end fund.”

FUNDPREFERRED SHARES

The Fund has no current intention of issuing FundPreferred shares. However, the Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration. See the Statement of Additional Information for a more complete discussion of FundPreferred shares under “Description of Shares—FundPreferred Shares.”

Limited issuance of FundPreferred Shares

Under the 1940 Act, the Fund can issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the FundPreferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends.

Voting rights

The 1940 Act requires that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.

Holders of FundPreferred shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than fifteen trustees). The remaining trustees would be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In the event that two full years of accrued dividends are unpaid on the FundPreferred shares, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of

32

Description of shares

holders of FundPreferred shares would be required, in addition to the single class vote of the holders of FundPreferred shares and Common Shares. See “Certain provisions in the Declaration of Trust and By-laws” and the Statement of Additional Information under “Description of Shares—FundPreferred Shares—Voting Rights.”

BORROWINGS

The Fund has no current intention of incurring Borrowings, although the Fund may borrow up to approximately 7.5% of its Managed Assets for cash management purposes. However, the Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of Borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. As with the issuance of FundPreferred shares, certain types of Borrowings may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Certain provisions in the Declaration of Trust and By-laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. See the Statement of Additional Information under “Management of the Fund.” This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Trustees. The Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or

33

Certain provisions in the Declaration of Trust and By-laws

substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, FundPreferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series would be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares, the action in question would also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The provisions of the Declaration and By-laws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration and By-laws on file with the Securities and Exchange Commission for the full text of these provisions.

34

Repurchase of Fund shares; conversion to open-end fund

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Tax matters

The following discussion of U.S. federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLP, special counsel to the Fund.

The discussions below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a shareholder who is a U.S. person, as defined for U.S. federal income tax purposes, and that you hold the Common Shares as a capital asset.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its

35

Tax matters

investment company taxable income, the Fund will not be required to pay U.S. federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. The Fund believes that its investment strategies will generate qualifying regulated investment company income under current U.S. federal income tax law. If in any taxable year the Fund failed for any reason to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to Common Shareholders would not be deductible by the Fund in computing its taxable income. You should consult with your own tax adviser regarding the particular consequences to you of investing in the Fund.

Over time, the Fund will distribute all of its investment company taxable income (after it pays accrued dividends on, or redeems or liquidates, outstanding FundPreferred shares, if any, and makes interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net capital gains not previously distributed, or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained gain will also be entitled to increase their tax basis in their Common Shares by the difference between their share of the retained gain and the tax deemed paid on their behalf by the Fund. Distributions of the Fund’s net capital gain, if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term gains will be taxable as ordinary income.

Dividends paid to you out of the Fund’s investment company taxable income (which includes dividends the Fund receives, interest income and net short-term capital gain) will generally be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares, except as described below with respect to “qualified dividend income.” Distributions of net capital gain, if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. Dividends paid by the Fund will qualify for the dividends received deduction in the hands of corporate shareholders only to the extent that dividends earned by the Fund so qualify. A distribution of an amount in excess of the Fund’s earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares. The Fund’s transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. For example, the Fund’s options that are not OTC options may be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for U.S. federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

36

Tax matters

Under current law the maximum tax rate on long-term capital gains and “qualified dividend income” of noncorporate investors is 15%. To be eligible for the reduced rate on qualified dividend income, a shareholder must satisfy certain holding period requirements. In the case of a regulated investment company, the amount of dividends paid by the company that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by the company. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the reduced rates of tax on long-term capital gains and qualified dividend income will lapse, and the previous rates of 20% and 35%, respectively, will be reinstated, for taxable years beginning on or after January 1, 2011.

The tax treatment of the Fund’s investments may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying as a registered investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a registered investment company.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the then current estimated source of the distribution made for tax purposes. However, the ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Pursuant to exemptive relief obtained by NAM with respect to its funds (including the Fund), the Fund can distribute net realized capital gains to its Common Shareholders in more than one of its quarterly distributions. Each year, we will notify you of the tax status of dividends and other distributions.

If you sell Common Shares, you may realize a capital gain or loss that will be long-term or short-term, depending on your holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term capital gain or loss if the shares have been held for more than one year.

A repurchase by the Fund of its shares generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any of the Fund’s outstanding shares. If, after a repurchase a shareholder continues to own, directly or by attribution, any of the Fund’s outstanding shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder. There is a risk that shareholders who do not have any of their shares repurchased in such case would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days

37

Tax matters

beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

We may be required to withhold U.S. federal income tax from all taxable distributions payable if you:

➢	fail to provide us with your correct taxpayer identification number;

➢	fail to make required certifications; or

➢	have been notified by the IRS that you are subject to backup withholding.

Under current law the backup withholding rate is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. This withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the required information is furnished to the IRS.

U.S. federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

The Fund may invest in securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

38

Underwriting

The Underwriters named below (the “Underwriters”), acting through UBS Securities LLC, 299 Park Avenue, New York, New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York, A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri, and Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois, as lead managers and Banc of America Securities LLC, Janney Montgomery Scott LLC, Raymond James & Associates, Inc., RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated, Wells Fargo Securities, LLC, Robert W. Baird & Co. Incorporated, Crowell, Weedon & Co., Ferris, Baker Watts, Incorporated and Ryan, Beck & Co., Inc., as their representatives (together with the lead managers, the “Representatives”), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and NAM (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
Nuveen Investments, LLC
Banc of America Securities LLC
Janney Montgomery Scott LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated
Wells Fargo Securities, LLC
Robert W. Baird & Co. Incorporated
Crowell, Weedon & Co.
Ferris, Baker Watts, Incorporated
Ryan, Beck & Co., Inc.

Total

The Fund granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional              Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of up to $0.90 per Common Share (4.50% of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to $             per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $             per Common Share to certain other dealers who sell Common Shares.

39

Underwriting

Nuveen has agreed to (i) reimburse all organizational costs and (ii) pay all offering costs of the Fund (other than sales loads) that exceed $0.04 per Common Share. Investors must pay for any Common Shares purchased on or before             , 2007.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares ($2,000).

The Fund, NAM and INTECH have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act, except in the cases of willful misfeasance, bad faith or gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Fund, other than issuances of Common Shares, pursuant to the Fund’s Plan and issuances in connection with any FundPreferred shares, each as contemplated in this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives. The Representatives have informed the Fund that the Underwriters do not intend to provide the written confirmation of the sale of any Common Shares to any accounts over which they exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

ADDITIONAL COMPENSATION AND OTHER RELATIONSHIPS

NAM (and not the Fund) may pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), quarterly in arrears, an annual fee of 0.15% of the

40

Underwriting

Fund’s Managed Assets in respect of the Common Shares sold by Merrill Lynch in this offering. Merrill Lynch has agreed to provide, upon NAM’s request, certain after-market shareholder support services, including services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry and asset management industry. This fee payment will remain in effect only so long as the investment management agreement remains in effect between the Fund and NAM or any successor in interest or affiliate of NAM, as and to the extent that such investment management agreement is renewed periodically in accordance with the 1940 Act. The total amount of additional compensation payments paid to Merrill Lynch will not exceed     % of the aggregate initial offering price of the Common Shares offered hereby.

Additionally, upon the closing of this offering of Common Shares, NAM (and not the Fund) may pay from its own assets to A.G. Edwards & Sons, Inc. (“A.G. Edwards”) a structuring fee for advice relating to the structure and design of the Fund and the organization of the Fund in an aggregate amount equal to $        . It is not anticipated that A.G Edwards would be obligated to provide ongoing shareholder or other services to the Fund in consideration for the structuring fee. The total amount of the structuring fee paid to A.G. Edwards will not exceed     % of the aggregate initial offering price of the Common Shares offered hereby.

Additionally, NAM (and not the Fund) may pay structuring fees or additional compensation to certain qualifying Underwriters (“Qualifying Underwriters”). Qualifying Underwriters receiving additional compensation may be required to meet specified sales targets. Such sales targets, if applicable, may be waived or lowered with respect to any Underwriter in NAM’s sole discretion.                                                              will receive a structuring fee, which will not exceed         % of the aggregate initial offering price of the Common Shares offered hereby.              will receive additional compensation, which will not exceed         % of the aggregate initial offering price of the Common Shares offered hereby.

Pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”) between UBS Securities LLC and NAM, UBS Securities LLC, following the completion of this offering, will at the request of and as specified by NAM: (i) undertake to make available public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund’s features and benefits, (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community (provided that services described in (i) and (ii) above shall not include customary market research information provided by UBS Securities LLC or its registered broker-dealer affiliates in the ordinary course of their business); (iii) provide certain economic research and statistical information and reports, if reasonably obtainable, on matters including the Fund’s market performance and comparative information regarding the Fund and other investment Funds, to NAM or the Fund, and consult with representatives of NAM and the Board of Trustees of the Fund in connection therewith; and (iv) provide information to and consult with NAM and/or the Board of Trustees of the Fund with respect to applicable strategies designed to address market value discounts, including providing information concerning the use and impact of such strategies by other market participants; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, NAM (and not the Fund) will pay UBS Securities LLC a fee computed daily and payable quarterly equal, on an annual basis, to 0.10% of the Fund’s Managed Assets. The total of all of the payments payable to UBS Securities LLC under the Shareholder Servicing Agreement will not exceed                     % of the aggregate initial offering price of the Common

41

Underwriting

Shares offered hereby. Under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is relieved from liability to NAM or the Fund for any act or omission to act in the course of its performances under the Shareholder Servicing Agreement in the absence of bad faith, gross negligence or willful misconduct on the part of UBS Securities LLC. The Shareholder Servicing Agreement will continue so long as the investment management agreement remains in effect between the Fund and NAM or any successor in interest or affiliate of NAM as and to the extent that the investment management agreement is renewed periodically in accordance with the 1940 Act.

The sum of the fees described herein that may be paid by NAM to UBS Securities LLC, Merrill Lynch, A.G. Edwards and the Qualifying Underwriters, if any, and the sales load to be paid by the Fund will not exceed 9.00% of the aggregate initial offering price of the Common Shares offered hereby. None of the compensation to be received by the Underwriters with respect to additional compensation transactions will be subject to any discount methodology.

Custodian and transfer agent

The custodian of the Fund’s assets is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

Legal opinions

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLP, Chicago, Illinois, and for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois. Bell, Boyd & Lloyd LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

42

Table of contents for the Statement of Additional Information

43

LPR-JCE-0307D

SUBJECT TO COMPLETION, DATED FEBRUARY 22, 2007

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

NUVEEN CORE EQUITY ALPHA FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Core Equity Alpha Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated                     , 2007 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                     , 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to provide an attractive level of total return. The Fund seeks to achieve its investment objective primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500® Index (the “Index”) employing a proprietary mathematical process that seeks to produce risk-adjusted excess returns over the Index (commonly referred to as “alpha”) over extended periods of time with an equal or lesser amount of investment risk compared to the Index. In addition, to seek to enhance the Fund’s risk-adjusted returns through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the Index over extended periods of time, the Fund will, to a limited extent, write (sell) call options primarily on custom baskets of securities.

A more complete description of the Fund’s investment objective and policies is set forth in the Fund’s Prospectus.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class, if applicable:

(1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300% or (iii) the borrowings permitted by investment restriction (2) set forth below;

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

(5) Purchase or sell real estate, except that this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except that this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities;

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and

(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares (“Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(3) purchase securities of companies for the purpose of exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations (“NRSROs”) that may issue ratings for FundPreferred shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Asset Management (“NAM”) or Enhanced Investment Technologies, LLC (“INTECH”), as applicable, from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

PORTFOLIO COMPOSITION

In addition to the investments and securities described in the Fund’s Prospectus’ section “The Fund’s investments - Portfolio Composition and Other Information,” the Fund may invest in other securities as described below:

U.S. Government Debt Securities. The Fund may invest in U.S. Government debt securities, U.S. local government debt securities and U.S. Government agency securities of any maturity, including U.S. Government mortgage-backed securities. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States. U.S. Government agency securities, as used herein, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. Securities issued by these entities are generally not supported by the full faith and credit of the United States. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

Total Return Swaps. The Fund may invest in total return swaps for hedging purposes. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating LIBOR (London Interbank Offered Rate) rate. The Fund usually will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in their forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Repurchase agreements. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in NAM’s opinion, present minimal credit risk. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. NAM monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. NAM does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Illiquid Securities. The Fund may invest in equity securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). The Fund’s Equity Portfolio will be invested in liquid equity securities selected from the Index. However, certain OTC options that the Fund may sell may be deemed to be illiquid. For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

When-Issued And Delayed Delivery Transactions. The Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Preferred Stocks. Preferred stocks with predominantly equity investment characteristics, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stocks. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although NAM would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred stocks may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

Because the claim on an issuer’s earnings represented by preferred stock may become disproportionately large when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Preferred stocks that have predominantly fixed-income characteristics are typically issued by corporations or by an affiliated business trust of a corporation. The market for these preferred stocks consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. These preferred stocks are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, these types of preferred stocks typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument.

Warrants. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price.

Depositary Receipts—ADRs, EDRs, and GDRs. The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

Real Estate Investment Trusts (REITs). REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed.

Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (“embedded index”), such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) of other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Swaptions. The Fund may enter into swaptions in order to enhance the Fund’s total return or for hedging purposes. A swaption is an OTC traded option that gives the seller the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium determined by taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. NAM believes that swaptions confer all the benefits of an interest rate swap as well as being a useful tool where there is uncertainty of outcome. There is currently a liquid swaption market on the LIBOR rates of all the world’s major currencies. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that falls within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Commercial paper may include variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and that mature within one year of the date of purchase or carry a variable or floating rate of interest.

HEDGING TRANSACTIONS

Options on Securities. The Fund may purchase put and call options on stock, bonds or other securities to hedge against adverse market shifts.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, purchasing options can result in amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the seller of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock indexes and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund’s investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of the adviser to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that NAM’s judgment in this respect will be correct.

When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock or bond index futures as a hedge against movements in the equity or bond markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

For example, if NAM expects general stock or bond market prices to decline, they might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract. If, on the other hand, NAM expects general stock or bond market prices to rise, they might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities they want ultimately to purchase. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable NAM to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund’s portfolio.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

The Fund and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as commodity trading advisors under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading advisor under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Tax Matters.”

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Other Futures Contracts and Options on Futures Contracts. The Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such futures contracts and options thereon must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the seller of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the seller’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that NAM’s judgment in this respect will be correct.

The Fund’s futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the value of the Fund’s total assets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to purchase or sell a predetermined number of specific securities (i.e., preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indexes (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the Fund’s use of futures will be advantageous to the Fund.

Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the purchaser/seller of the CLN is subject to counterparty risk.

Interest Rate Caps. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Depending on the state of interest rates in general, the Fund’s use of interest rate caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate cap could decline, and could result in a decline in the net asset value of the Common Shares. Purchasing interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Purchasing interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate cap. The Fund will monitor its interest rate cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

Interest rate caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate caps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the cap to offset the interest payments or dividend payments due. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate cap transaction with any counterparty that NAM believes does not have the financial resources to honor its obligation under the interest rate cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to terminate early all or a portion of any cap transaction. An early termination of a cap could result in a termination payment to the Fund.

Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund’s portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks associated with hedging transactions. The Fund may use derivatives or other instruments for purposes of hedging the Equity Portfolio against declining equity markets. There may be an imperfect correlation between the Equity Portfolio’s holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable hedging transaction or expose the Fund to risk of loss. Further, the Fund’s use of derivatives and other instruments to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in the relationships of such hedging instruments to the Equity Portfolio or other factors. No assurance can be given that NAM’s judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged the Equity Portfolio. In addition, no assurance can be given that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with NAM, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at ten. None of the trustees who are not “interested persons” of the Fund has ever been a director or employee of, or consultant to, Nuveen, NAM or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, with each class being elected to serve until the third succeeding annual shareholder meeting subsequent to its election or thereafter in each case when its respective successors are duly elected and qualified, as described below. Currently, Timothy R. Schwertferger, Lawrence H. Brown, Judith M. Stockdale and Carole E. Stone are slated in Class I, William C. Hunter, David J. Kundert and Eugene S. Sunshine are slated in Class II and Robert P. Bremmer, Jack B. Evans and William J. Schneider are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name and Address	Birthdate	Positions and Offices with the Fund, Year First Elected or Appointed, Class	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Trustee who is an “interested person” of the Fund:

Timothy R. Schwertfeger* 333 West Wacker Drive Chicago, IL 60606	03/28/49	Chairman of the Board and Trustee, 2007 Class I	Chairman (since 1996) and Director of Nuveen Investments, Inc., Nuveen Investments, LLC;	172

*	Mr. Schwertfeger is an “interested person” of the Fund, as defined in the 1940 Act, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NAM.

Name and Address	Birthdate	Positions and Offices with the Fund, Year First Elected or Appointed, Class	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
			Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director (since 1999) of Rittenhouse Asset Management, Inc.; Chairman of Nuveen Investments Advisers Inc. (since 2002); formerly, Chairman and Director of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (1996-2005); formerly, Director (1996-2006) of Institutional Capital Corporation.

Trustees who are not “interested persons” of the Fund:

Robert P. Bremner 333 West Wacker Drive Chicago, Il 60606	8/22/40	Lead Independent Trustee, 2006 Class I	Private Investor and Management Consultant.	172

Lawrence H. Brown 333 West Wacker Drive Chicago, Il 60606	7/29/34	Trustee, 2006 Class I	Retired (since 1989) as Senior Vice President of The Northern Trust Company; Director (since 2002) of Community Advisory Board for Highland Park and Highwood, United Way of the North Shore.	172

Jack B. Evans** 333 West Wacker Drive Chicago, IL 60606	10/22/48	Trustee, 2006 Class I	President (since 1996), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Vice Chairman, United Fire Group, a publicly-held company; Adjunct Faculty Member, University of Iowa; Director, Gazette Companies, Life Trustee Coe College and Iowa College Foundation; formerly, Director Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	172

**	As a result of his ownership of securities issued by Wells Fargo & Co., the parent company of Wells Fargo Securities, LLC, one of the principal underwriters of the Fund, the Fund believes that Mr. Evans may be deemed to be an interested person for as long as Wells Fargo Securities, LLC serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Evans owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of Wells Fargo Securities, LLC as principal underwriter to the Fund.

Name and Address	Birthdate	Positions and Offices with the Fund, Year First Elected or Appointed, Class	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 333 West Wacker Drive Chicago, IL 60606	3/6/48	Trustee, 2006 Class II	Dean (since June 2006), Tippie College of Business, University of Iowa; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago; Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation, a publicly-held company; Director (May 2005-October 2005) of SS&C Technologies, Inc.	172

David J. Kundert 333 West Wacker Drive Chicago, IL 60606	10/28/42	Trustee, 2006 Class II	Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management; President and CEO, Banc One Investment Advisors Corporation; President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation; Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens.	170

William J. Schneider 333 West Wacker Drive Chicago, IL 60606	9/24/44	Trustee, 2006 Class III	Chairman, formerly, Senior Partner and Chief Operating Officer (retired since 2004), Miller-Valentine Partners Ltd., a real estate investment company; formerly, Vice President, Miller-Valentine Realty, a construction company; Board Member, Chair of the Finance Committee and Member of the Audit Committee, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Board Member, formerly Chair, Dayton Development Coalition; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	172

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606	12/29/47	Trustee, 2006 Class I	Executive Director (since 1994), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director (1990-1994), Great Lakes Protection Fund.	172

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606	6/28/47	Trustee, 2007 Class I	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	172

Eugene S. Sunshine 333 West Wacker Drive Chicago, IL 60606	1/22/50	Trustee, 2006 Class II	Senior Vice President for Business and Finance (since 1997), Northwestern University; Director (since 2003), Chicago Board Options Exchange; Director (since 2003), National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997), Board of Directors, Rubicon, an insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization.	172

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	9/9/56	Chief Administrative Officer, 2007	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary (since 2002) of NWQ Investment Management Company, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary (since 2003) of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC; Assistant Secretary (since 2006) of Tradewinds NWQ Global Investors, LLC and Santa Barbara Asset Management, LLC; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; CFA charterholder.	172

Julia L. Antonatos 333 West Wacker Drive Chicago, Il 60606	9/22/63	Vice President, 2007	Managing Director (since 2005), formerly Vice President (since 2002); formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC; CFA charterholder.	172

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606	2/3/66	Vice President and Assistant Secretary, 2007	Vice President (since 2002), formerly Assistant Vice President (since 2000) of Nuveen Investments, LLC.	172

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606	11/28/67	Vice President and Treasurer, 2007	Vice President and Treasurer (since 1999) of Nuveen Investments, LLC and of Nuveen Investments, Inc.; Vice President and Treasurer (since 2002) of Nuveen Asset Management and of Nuveen Investments Advisers Inc.; Assistant Treasurer (since 2002) of NWQ Investment Management Company, LLC; Vice President and Treasurer (since 2003) of Nuveen Rittenhouse Asset Management, Inc.; Treasurer (since 2003) of Symphony Asset Management LLC and (since 2006) of Tradewinds NWQ Global Investors, LLC and Santa Barbara Asset Management, LLC; formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; CFA charterholder.	172

John N. Desmond 333 West Wacker Drive Chicago, IL 60606	8/24/61	Vice President, 2007	Vice President, Director of Investment Operations (since 2005), Nuveen Investments, LLC; formerly, Director, Business Manager (2003- 2004), Deutsche Asset Management; Director, Business Development and Transformation (2002-2003), Deutsche Trust Bank Japan; Senior Vice President, Head of Investment Operations and Systems (2000-2002), Scudder Investments Japan; Senior Vice President, Head of Plan Administration and Participant Services (1995-2002), Scudder Investments.	172

Jessica R. Droeger 333 West Wacker Drive Chicago, IL 60606	9/24/64	Vice President and Secretary, 2007	Vice President (since 2002), Assistant Secretary and Assistant General Counsel (since 1998), formerly, Assistant Vice President (since 1998), of Nuveen Investments, LLC; Vice President and Assistant Secretary (since 2005) of Nuveen Asset Management; Vice President (2002-2004) and Assistant Secretary (1998-2004) of Nuveen Advisory Corp., and Nuveen Institutional Advisory Corp.*	172

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606	10/24/45	Vice President, 2007	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Managing Director (since 2005) of Nuveen Asset Management.	172

William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606	3/2/64	Vice President, 2007	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2001) of Nuveen Asset Management; Vice President (since 2002) of Nuveen Investments Advisers Inc.; formerly, Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; CFA charterholder.	172

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606	5/31/54	Vice President and Controller, 2006	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	172

Name and Address	Birth date	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606	2/24/70	Vice President and Chief Compliance Officer, 2007	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Vice President, formerly, Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003), formerly, Assistant Vice President of Nuveen Asset Management; previously, Associate (2001 – 2003) at the law firm of Vedder, Price Kaufman & Kummholz.	172

David J. Lamb 333 West Wacker Drive Chicago, IL 60606	3/22/63	Vice President, 2007	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	172

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606	8/27/61	Vice President, 2007	Vice President (since 1999) of Nuveen Investments, LLC.	172

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606	7/27/51	Vice President and Assistant Secretary, 2007	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary (since 2002) of Nuveen Investments Advisers Inc.; Assistant Secretary of NWQ Investment Management Company, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Assistant Secretary (since 2006) of Tradewinds NWQ Global Investors, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	172

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees has met during the Fund’s last fiscal year. The executive committee will meet once prior to the commencement of the Fund’s operations.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The audit committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, David J. Kundert, William J. Schneider and Eugene S. Sunshine.

The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities—including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Eugene S. Sunshine.

The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, Jack B. Evans and Judith M. Stockdale.

The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, Lawrence H. Brown, William C. Hunter, Judith M. Stockdale and Carole E. Stone.

The independent directors of the Nuveen Fund Board have appointed Robert P. Bremner as their Lead Director. The role of the Lead Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and its processes. Specific responsibilities may include organizing and leading independent director sessions, facilitating and ensuring an appropriate level of communication among the independent directors, leading the assessment of the Board’s effectiveness and working with INTECH’s staff and outside counsel on Board meeting agendas, Board material and workshops for directors to ensure that the priorities of the independent directors are addressed.

The trustees are trustees of 56 Nuveen open-end funds and 116 closed-end funds except, David J. Kundert is trustee of 56 Nuveen open-end funds and 114 closed-end funds managed by NAM. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NAM, Nuveen, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

The trustees will be elected at the next annual meeting of shareholders by the Common Shareholders voting together as a single class. If elected, Class I trustees will serve until the first succeeding annual meeting subsequent to their election; Class II trustees will serve until the second succeeding annual meeting subsequent to their election; and Class III trustees will serve until the third succeeding annual meeting subsequent to their election. At each subsequent annual meeting, the trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the trustee whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. Holders of FundPreferred shares, if any, will be entitled to elect a majority of the Fund’s trustees under certain circumstances. See “Description of Shares - FundPreferred Shares - Voting Rights.” The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Timothy R. Schwertfeger	None	Over $100,000
Robert P. Bremner	None	Over $100,000
Lawrence H. Brown	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	$0
Eugene S. Sunshine	None	Over $100,000

No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NAM, Nuveen, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Nuveen INTECH or             .

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

Name of Trustee	Estimated Aggregate Compensation from Fund*	Total Compensation from Fund and Fund Complex**	Amount of Total Compensation That Has Been Deferred
Timothy R. Schwertfeger	$0	$0	$
Robert P. Bremner***	638	175,879
Lawrence H. Brown	293	165,329
Jack B. Evans	601	178,204
William C. Hunter	491	139,579
David J. Kundert	533	139,579
William J. Schneider	580	166,489
Judith M. Stockdale	533	143,600
Carole E. Stone****	491	0
Eugene S. Sunshine	533	149,829

*	Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending, representing the Fund’s first full fiscal year, for services to the Fund.

**	Based on the compensation paid to the trustees for the one year period ending 12/31/2006 for services to the Nuveen open-end and closed-end funds.

***	Robert P. Bremner was appointed Lead Director of the Board of Trustees. The Lead Director receives compensation of $20,000 annually.

****	Carole E. Stone was appointed to the Board of Trustees of the Nuveen funds, effective January 1, 2007.

The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. (“Nuveen Investments”) or its affiliates.

INVESTMENT ADVISER AND SUBADVISER

NAM, the Fund’s investment adviser, is responsible for managing the Fund’s overall strategy and operations and overseeing INTECH’s management of the Fund’s Equity Portfolio. NAM also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM and subadvisory services performed by INTECH, including biographies of each the Fund’s Portfolio Managers and further information about the investment management agreement between the Fund and NAM and the investment subadvisory agreement between NAM and INTECH, see “Management of the Fund” in the Fund’s Prospectus.

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. According to data from Thomson Financial, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (116) and fund assets under management (approximately $52 billion) as of December 31, 2006. Founded in 1898, Nuveen Investments and its affiliates had approximately $162 billion in assets under management as of December 31, 2006. Nuveen Investments is a publicly-traded company.

Nuveen Investments provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities—which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios—under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments is listed on the New York Stock Exchange and trades under the symbol “JNC”.

INTECH, Harbour Financial Center, 2401 PGA Blvd., Suite 100, Palm Beach Gardens, Florida 33410, is the Fund’s subadviser responsible for managing the Fund’s Equity Portfolio, subject to the oversight of NAM and the Fund’s Board of Trustees.

Founded in 1987, INTECH specializes exclusively in providing highly disciplined, mathematical investment strategies designed to seek long term returns in excess of target benchmarks, such as the Index. Their proprietary approach to managing large cap stock portfolios reflects their belief that mathematical, risk controlled stock selection and ongoing portfolio management (focused on the analysis of stock price volatility) can systematically generate “alpha” for investors—risk-adjusted excess return relative to specified benchmarks over time with lower levels of risk.

INTECH, a registered investment adviser, is an independently managed subsidiary of Janus Capital Group, Inc. As of December 31, 2006, INTECH had approximately $62 billion in assets under management, having grown at a compounded annual growth rate of 10.9% over the past five years from $5.7 billion in assets under management as of December 31, 2001. Most of the firm’s clients are institutional investors, primarily pension funds and endowments. INTECH serves as subadviser for 3 open-end mutual funds that employ the same large cap core strategy used by the Fund in the Equity Portfolio, with approximately $680 million in assets, as of December 31, 2006. The firm is headquartered in Palm Beach Gardens, Florida and maintains a research facility in Princeton, New Jersey.

A team of investment professionals led by Dr. Robert Fernholz, and including Dr. Cary Maguire, David Hurley and Joseph Runnels, work together to implement the mathematical portfolio management process. No one person on the investment team is primarily responsible for implementing INTECH’s investment strategies.

Portfolio Managers of the Fund. Rob A. Guttschow and John A. Gambla of NAM will oversee NAM’s implementation of the Fund’s Option Strategy. With respect to the Equity Portfolio, a team of investment professionals led by Dr. Robert Fernholz, and including Dr. Cary Maguire, David Hurley and Joseph Runnels, work together to implement INTECH’s mathematical portfolio management process. NAM, as the Fund’s investment adviser, is responsible for managing the Fund’s overall strategy and operations and overseeing INTECH’s management of the Equity Portfolio.

Other Accounts Managed. In addition to managing the Option Strategy, Mr. Guttschow is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of January 31, 2007 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets[*]
Registered Investment Company	3	$685,000,000
Other Pooled Investment	0	$0
Other Accounts	1	$21,000,000

In addition to managing the Option Strategy, Mr. Gambla is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of January 31, 2007 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets[*]
Registered Investment Company	3	$685,000,000
Other Pooled Investment	0	$0
Other Accounts	1	$21,000,000

In addition to managing the Equity Portfolio, Dr. Fernholz is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2006 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company*	13	$3,859,076,676
Other Pooled Investment*	30	$11,757,238,856
Other Accounts**	349	$44,384,059,657

In addition to managing the Equity Portfolio, Dr. Maguire is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2006 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company*	13	$3,859,076,676
Other Pooled Investment*	30	$11,757,238,856
Other Accounts**	349	$44,384,059,657

In addition to managing the Equity Portfolio, Mr. Hurley is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2006 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company*	13	$3,859,076,676
Other Pooled Investment*	30	$11,757,238,856
Other Accounts**	349	$44,384,059,657

In addition to managing the Equity Portfolio, Mr. Runnels is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2006 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company*	13	$3,859,076,676
Other Pooled Investment*	30	$11,757,238,856
Other Accounts**	349	$44,384,059,657

*	None of the assets in these accounts are subject to an advisory fee based on performance.
**	40 of the accounts included in the totals, consisting of $8,263,971,707 of the total assets in the category, have performance-based advisory fees.

Compensation. With respect to NAM, Mr. Guttschow and Mr. Gambla participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by NAM’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Mr. Guttschow’s and Mr. Gambla’s performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of NAM’s overall annual profitability and Mr. Guttschow’s and Mr. Gambla’s contribution as measured by the overall investment performance of client portfolios in the strategy each manages relative to the strategy’s general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of Mr. Guttschow’s and Mr. Gambla’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes the availability of an equity-like incentive for purchase (whose value is determined by various factors, including the increase in NAM’s profitability over time). Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. NAM is a subsidiary of Nuveen Investments, which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and NAM’s executive committee.

With respect to INTECH, the compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating INTECH’s investment personnel’s compensation as of December 31, 2006.

For managing the Fund and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, and which is not based on performance or assets of the Fund or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Fund or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH. The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with Janus Capital Group Inc.’s Executive Income Deferral Program.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM and INTECH each seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM and INTECH each has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to many of its clients’ accounts, NAM and INTECH each determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM and INTECH each may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM and INTECH each may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM or INTECH have an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM and INTECH each has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities. As of the date of this Statement of Additional Information, none of Mr. Guttschow, Mr. Gambla, Dr. Fernolz, Dr. Maguire, Mr. Hurley or Mr. Runnels beneficially own any stock issued by the Fund.

Unless earlier terminated as described below, the Fund’s investment management agreement with NAM and NAM’s investment subadvisory agreement with INTECH (collectively, the “management agreements”) will remain in effect until August 1, 2008. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreements, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The investment subadvisory agreement may be terminated at any time, without penalty, by the Fund, NAM or INTECH upon 60 days’ written notice after the initial term of the agreement, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Fund, NAM, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM and Nuveen can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by INTECH in accordance with its proxy voting procedures.

INTECH has engaged Institutional Shareholder Services (“ISS”) to vote all Fund proxies in accordance with the ISS Benchmark Proxy Voting Guidelines (“ISS Recommendations”). Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. INTECH has adopted procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting.

In light of INTECH’s policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH’s Chief Operating Officer, Chief Legal Counsel and Chief Compliance Officer (“Proxy Review Group”). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS Recommendation unless otherwise determined by the Proxy Review Group and INTECH will report the resolution of the vote to the Fund’s Proxy Voting Committee.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, INTECH, with respect to the Equity Portfolio, and NAM, with respect to the Options Strategy, is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM’s or INTECH’s, as applicable, obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of INTECH except in compliance with the 1940 Act.

It is NAM’s and INTECH’s policy to seek the best execution under the circumstances of each trade. NAM and INTECH will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. INTECH does not consider research services in selecting brokers. While NAM and INTECH will be primarily responsible for the placement of the business of the Fund, NAM’s and INTECH’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

NAM and INTECH may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. NAM and INTECH each seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM or INTECH, as applicable, reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s and INTECH’s management outweigh any disadvantage that may arise from NAM’s and INTECH’s larger management activities and their need to allocate securities.

DESCRIPTION OF SHARES

COMMON SHARES

For a description of the Fund’s Common Shares, See “Description of Shares - Common Shares” in the Fund’s Prospectus.

FUNDPREFERRED SHARES

The Fund has no current intention of issuing FundPreferred shares. However, the Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the FundPreferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. The FundPreferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of FundPreferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of FundPreferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of FundPreferred shares, voting as a separate class, would be entitled to elect two trustees, and the remaining class of trustees nominated for election would be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding FundPreferred shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Restrictions.” The class or series vote of holders of FundPreferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the FundPreferred shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase FundPreferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of FundPreferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

In the event of any future issuance of FundPreferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as FundPreferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any FundPreferred shares.

BORROWINGS

The Fund has no current intentions of incurring Borrowings, although the Fund may borrow up to approximately 7.5% of its Managed Assets for cash management purposes. However, the Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. Pursuant to this authorization, the Fund may issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of Borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an “asset coverage” of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, as with the issue of FundPreferred Shares, the Fund may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any Borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or Borrowings that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the Stock Exchange or elsewhere or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the Stock Exchange or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end investment company would require the approval of the holders of at least two-thirds of the Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Fund’s Prospectus under “Certain provisions in the Declaration of Trust and By-laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the Stock Exchange or elsewhere. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund’s Prospectus under “Risks-Leverage Risk.”

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

U.S. FEDERAL INCOME TAX MATTERS

The following discussion of U.S. federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLP, special counsel to the Fund.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a shareholder who is a U.S. person, as defined for U.S. federal income tax purposes, and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, or interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid), and 90% of its net tax-exempt interest income in each year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below (See the Fund’s Prospectus under “Distributions”) in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

DISTRIBUTIONS

Dividends paid out of the Fund’s investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Such dividends may qualify for the dividends received deduction available to corporations under Section 243 of the Code and the reduced rate of taxation that applies to

“qualified dividend income” received by individuals under Section 1(h)(11) of the Code. For taxable years beginning before January 1, 2011, qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the reinvestment date.

The Internal Revenue Service’s position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its FundPreferred Shares, if any, as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of FundPreferred Shares, if any, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

For a description of the Fund’s distribution policy, see “Distributions” in the Fund’s Prospectus.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of the Fund that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss that will be long-term or short-

term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gains rate for individuals is 15% (with lower rates for individuals in the 10% and 15% tax brackets) for taxable years beginning before January 1, 2011. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF FUND’S INVESTMENTS

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the Dividends Received Deduction, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

OPTIONS AND FUTURES CONTRACTS

The Fund’s transactions in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. For example, the Fund expects to enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Option positions that are not Section 1256 Contracts, such as the OTC custom basket call options, are not subject to the mark-to-market treatment described above but are governed by the rules described in this paragraph. Premiums received by the Fund for writing or selling call options are not included in income at the time of receipt. Rather, gain or loss is determined at the time the options lapse, are terminated in closing transactions, or are exercised. The character of the gain or loss for such options that lapse or terminate is determined under Section 1234 of the Code. If such an option lapses, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction (including a cash settlement), the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times. With respect to a put or a call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be capital gain or loss, and will be short-term or long-term, depending upon the Fund’s holding period for the option. If such an option expires, the resulting loss is a capital loss, and will be short-term or long-term, depending upon the Fund’s holding period for the option. If such an option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security, and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Code contains special “straddle” rules that generally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

NON-U.S. TAXES

Since the Fund may invest in non-U.S. securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for U.S. federal tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Fund will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder’s ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The foregoing election may also result in a non-U.S. shareholder of the Fund becoming subject to additional U.S. withholding tax without the benefit of any corresponding credit or deduction. In general, although it is possible that more than 50% of the Fund’s total assets could be invested in stock or securities of foreign corporate issues at the end of a fiscal year for purposes of the foregoing election, the Fund does not believe it is likely. Accordingly, no determination has been made whether the Fund would elect to pass through foreign tax credits as described in this paragraph.

PASSIVE FOREIGN INVESTMENT COMPANY

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to regulated investment companies and would be taken into account for purposes of the nondeductible 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

CURRENCY FLUCTUATIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

The Code imposes constructive sale treatment for U.S. federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Fund may invest in preferred securities, convertible securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

NON-U.S. SHAREHOLDERS

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (a “non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is withheld from such distributions. However, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a non-U.S. person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008. Prospective investors should consult their tax advisors concerning the potential effect on them of these and other changes made by this legislation.

Capital gain dividends and any amounts retained by the Fund that are designated as undistributed capital gains will not be subject to U.S. federal withholding tax unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Tax Matters--Backup Withholding” above. Distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally cause the non-U.S. shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States and subject to the rules described under “Income Effectively Connected” below, although this rule generally does not apply to a non-U.S. shareholder owning less than 5% of the Fund so long as shares continue to be regularly traded on an established U.S. securities market. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return. Any gain a non-U.S. shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund will ordinarily be exempt from U.S. tax unless, in the case of a non-U.S. shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

REGULATIONS ON “REPORTABLE TRANSACTIONS”

Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

EXPERTS

The Financial Statements of the Fund as of appearing in this Statement of Additional Information have been audited by, independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. provides accounting and auditing services to the Fund. The principal business address of is.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

OTHER MATTERS

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to NAM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to NAM or the Fund. S&P has no obligation to take the needs of NAM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NAM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

NUVEEN CORE EQUITY ALPHA FUND

Statement of Assets and Liabilities

NUVEEN CORE EQUITY ALPHA FUND

Statement of Operations

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1.	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligation or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P) : When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings — A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Nuveen Core Equity Alpha Fund

Common Shares

STATEMENT OF ADDITIONAL INFORMATION

                    , 2007

PART C - OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.

2.	Exhibits:

a.	Declaration of Trust dated January 9, 2007. Filed on January 12, 2006 as Exhibit a to Registrant’s Registration Statement on Form N-2 (File No. 333-139962) and incorporated by reference herein.

b.	By-laws of Registrant. Filed on January 12, 2006 as Exhibit b to Registrant’s Registration Statement on Form N-2 (File No. 333-139962) and incorporated by reference herein.

c.	None.

d.	Not Applicable.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.1	Investment Management Agreement between Registrant and Nuveen Asset Management dated .*

g.2	SubAdvisory Agreement between Nuveen Asset Management and Enhanced Investment Techologies, LLC dated .*

h.1	Form of Underwriting Agreement.*

h.2	Form of Standard Dealer Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of Master Agreement Among Underwriters.*

h.5	Form of Dealer Letter Agreement.*

h.6	Form of Marketing and Structuring Fee Agreement.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005.*

k.1	Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*

k.2	Licensing Agreement between Nuveen Asset Management and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. dated .*

k.3	Form of Amendment No. 4 to License Agreement between Standard & Poor’s and Nuveen Asset Management.*

l.1	Opinion and consent of Bell, Boyd & Lloyd LLP.

l.2	Opinion and consent of Bingham McCutchen LLP.

m.	None.

n.	Consent of PricewaterhouseCoopers LLP.

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated .*

q.	None.

r.1	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.*

r.2	Janus Capital Group Ethics Rules.*

s.	Power of Attorney.

*	To be filed by amendment.

Item 26:	Marketing Arrangements

Sections      and      of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement.

See the of the Form of              Standard Dealer Agreement to be filed as Exhibit h.2 to this Registration Statement and Sections      and      of the Form of Nuveen Master Selected Dealer Agreement to be filed as Exhibit h.3 to this Registration Statement.

See the              of the Form of              Master Agreement Among Underwriters to be filed as Exhibit h.4 to this Registration Statement.

See Paragraph              of the Form of Dealer Letter Agreement between Nuveen and the underwriters to be filed as Exhibit h.5 to this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees		$2.14
National Association of Securities Dealers, Inc. fees		502.00
Printing and engraving expenses		*
Legal Fees		*
Exchange listing fees		*
Blue Sky filing fees and expenses		*
Underwriters reimbursement		*
Miscellaneous expenses		*

Total	$	*

*	To be completed by amendment.

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At February 22, 2007:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	0

Item 30:	Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)	against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)	in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Adviser and Mutual Fund Professional and Directors and Officers Liability policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures and $1,000,000 deductible for all other claims, with $0 deductible for individual insureds.

Section 9 of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser

Nuveen Asset Management (“NAM”) serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III and Nuveen Investment Trust V.

NAM has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under “Management of the Fund” in Part B of this Registration Statement. Such information for the remaining senior officers of NAM appears below:

Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Years

John P. Amboian, President and Director	President and Director of Nuveen Investments, Inc., Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisers Inc., and Nuveen Investments Holdings, Inc.; President of Nuveen Investments, LLC, NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC; formerly, President and Director of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (1998-2004).

Stuart J. Cohen, Vice President, Assistant Secretary and Assistant General Counsel	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC, Nuveen Investments Holdings, Inc., NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC, and Rittenhouse Asset Management, Inc.; Vice President of Nuveen Investments Advisers Inc; Assistant Secretary of Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC and Symphony Asset Management, LLC.

Sherri A. Hlavacek, Vice President and Corporate Controller	Vice President and Corporate Controller of Nuveen Investments, LLC, Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc. and Rittenhouse Asset Management, Inc.; Vice President and Controller of Nuveen Investments, Inc.; Vice President of NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Asset Management, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Chief Compliance Officer of Symphony Asset Management, LLC and Tradewinds NWQ Global Investors, LLC; formerly, Head of Global Compliance (January 2004 - May 2004) of Citadel Investment Group; Director, Midwest regional Office (1994 - 2003), United States Securities and Exchange Commission.

John L. MacCarthy, Senior Vice President and Secretary	Senior Vice President, Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Senior Vice President and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC; Assistant Secretary (since 2006) of NWQ Investment Management Company, LLC and Tradewinds NWQ Global Investors, LLC; Secretary of Symphony Asset Management, LLC and Santa Barbara Asset Management, LLC; formerly, Partner at law firm of Winston & Strawn LLP.

Glenn R. Richter, Executive Vice President	Executive Vice President and Chief Administrative Officer of Nuveen Investment, Inc.; Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC; formerly, Executive Vice President (2004-2005) of RR Donnelley and Sons and Executive Vice President and Chief Financial Officer (2002-2005) of Sears Roebuck & Co.

Enhanced Investment Techologies, LLC (“INTECH”) currently serves as the Fund’s subadviser. The address for INTECH is Harbour Financial Center, 2401 PGA Blvd., Suite 100, Palm Beach Gardens, Florida 33410. See “Management of the Fund - Investment Adviser and Subadviser” in Part A of the Registration Statement.

Set forth below is a list of each director and officer of INTECH, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with INTECH	Other Business Profession, Vocation or Employment During Past Two Years
Gary D. Black, Working Director of INTECH

Chief Executive Officer (2006), President (2004-2005), Chief Investment Officer (2004 -2005) and Director (2004 - present) of Janus Capital Group Inc.; President and Director (2006) of Janus Management Holdings Corp. (2006); Chief Executive Officer (2006), President (2004-2005) and Chief Investment Officer (2004-2005) of Janus Capital Management LLC; Executive Vice President of Janus Management Holdings Corp. (2005); President of Bay Isle Financial LLC (2005-present).

E. Robert Fernholz, Chief Investment Officer, Executive Vice President and Working Director of INTECH	None.

Robert A. Garvy, Chief Executive Officer, President and Working Director of INTECH	None.

David E. Hurley, Chief Operating Officer and Executive Vice President of INTECH	None.

David R. Martin*, Working Director of INTECH

Chief Financial Officer and Executive Vice President of Janus Capital Group Inc., Janus Capital Management LLC, Janus International Limited, Janus Management Holdings Corp., and Janus Services LLC; Chief Financial Officer (2005) and Executive Vice President (2005-present) of Janus Distributors LLC; Director of Janus Management Holdings Corp. (2006); Chief Executive Officer and Director (2006) of Capital Group Partners, Inc.

John Zimmerman, Working Director of INTECH	Executive Vice President (2005-present) and Senior Vice President (2004) of Institutional Services of Janus Capital Group Inc. and Janus Capital Management LLC; Executive Vice President (2006) and Senior Vice President (2004-2005) of Janus Distributors LLC.

Item 32:	Location of Accounts and Records

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees’ and shareholders’ meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by NAM.

Item 33:	Management Services

Not applicable.

*	David R. Martin will be leaving INTECH as of March 2, 2007.

Item 34:	Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 22nd day of February, 2007.

NUVEEN CORE EQUITY ALPHA FUND

/s/ Jessica R. Droeger
Jessica R. Droeger, Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	February 22, 2007

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)	February 22, 2007

Timothy R. Schwertfeger*	Chairman of the Board and Trustee

Robert P. Bremmer*	Trustee

Lawrence H. Brown*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

David J. Kundert*	Trustee

William J. Schneider*	Trustee

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

Eugene S. Sunshine*	Trustee

By:	/s/ Jessica R. Droeger
Jessica R. Droeger
Attorney-In-Fact
February 22, 2007

*	The original power of attorney authorizing Jessica R. Droeger and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for the trustee of the Registrant on whose behalf this Registration Statement is filed, have been executed and is filed as an exhibit herewith.

INDEX TO EXHIBITS

a.	Declaration of Trust dated January 9, 2007. Filed on January 12, 2006 as exhibit a to Registrant’s Registration Statement on Form N-2 (File No. 333-139962) and incorporated by reference herein.

b.	By-laws of Registrant. Filed on January 12, 2006 as exhibit b to Registrant’s Registration Statement on form N-2 (File No. 333-139962) and incorporated by reference herein.

c.	None.

d.	Not Applicable.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.1	Investment Management Agreement between Registrant and Nuveen Asset Management dated .*

g.2	SubAdvisory Agreement between Nuveen Asset Management and Enhanced Investment Technologies, LLC dated .*

h.1	Form of Underwriting Agreement.*

h.2	Form of Standard Dealer Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of Master Agreement Among Underwriters.*

h.5	Form of Dealer Letter Agreement.*

h.6	Form of Marketing and Structuring Fee Agreement.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005.*

k.1	Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*

k.2	Licensing Agreement between Nuveen Asset Management and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. dated .*

k.3	Form of Amendment No. 4 to License Agreement between Standard & Poor’s and Nuveen Asset Management.*

l.1	Opinion and consent of Bell, Boyd & Lloyd LLP.

l.2	Opinion and consent of Bingham McCutchen LLP.

m.	None.

n.	Consent of PricewaterhouseCoopers LLP.

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated .*

q.	None.

r.1	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.*

r.2.	Janus Capital Group Ethics Rules.*

s.	Power of Attorney.

*	To be filed by amendment.